 As filed with the Securities and Exchange Commission on October 27, 2000
                                            Registration Nos. 33-15985, 811-5248
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ------------


                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [_]
                        POST-EFFECTIVE AMENDMENT NO. 20                      [X]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                AMENDMENT NO. 21                             [X]
                        (Check appropriate box or boxes)

                                 ------------

                      PRUDENTIAL GLOBAL GENESIS FUND, INC.
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-3028

                            ROBERT C. ROSSELOT, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                      DATE OF THE REGISTRATION STATEMENT.

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):

                         [_]immediately upon filing pursuant to paragraph (b)

                         [_]on (date) pursuant to paragraph (b)

                         [X]60 days after filing pursuant to paragraph (a)

                         [_]on (date) pursuant to paragraph (a)
                         [_]75 days after filing pursuant to paragraph (a)(ii)
                         [_]on (date) pursuant to paragraph (a)(ii) of
                            Rule 485.

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

                         [_]This post-effective amendment designates a new
                            effective date for a previously filed post-effective amendment

 TITLE OF SECURITIES BEING REGISTERED . . . . SHARES OF COMMON STOCK, $.01 PAR
                                     VALUE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                     Prospectus October 27, 2000
--------------------------------------------------------------------------------
Prudential
Global Genesis Fund, Inc.
--------------------------------------------------------------------------------
Fund Type Global Stock
--------------------------------------------------------------------------------
Objective Long-term growth of capital
--------------------------------------------------------------------------------
[PRUDENTIAL LOGO]

Build

on the Rock

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                                                                [LOGO]Prudential

--------------------------------------------------------------------------------
   Table of Contents
--------------------------------------------------------------------------------

 1   Risk/Return Summary
 1   Investment Objective and Principal Strategies
 2   Principal Risks
 5   Fees and Expenses


 7   How the Fund Invests

 7   Investment Objective and Policies
 9   Other Investments and Strategies
 11  Portfolio Turnover
 12  Investment Risks


 16  How the Fund is Managed

 16  Board of Directors
 16  Manager
 16  Investment Adviser
 17  Portfolio Manager
 17  Distributor


 18  Fund Distributions and Tax Issues

 18  Distributions
 19  Tax Issues
 20  If You Sell or Exchange Your Shares


 22  How to Buy, Sell and Exchange Shares of the Fund

 22  How to Buy Shares
 30  How to Sell Your Shares
 33  How to Exchange Your Shares
 35  Telephone Redemptions and Exchanges


 36  Financial Highlights

 36  Class A Shares
 37  Class B Shares
 38  Class C Shares
 39  Class Z Shares


 40  The Prudential Mutual Fund Family


     For More Information (Back Cover)

--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

This section highlights key information about the PRUDENTIAL GLOBAL GENESIS FUND, INC., which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is LONG-TERM GROWTH OF CAPITAL. This means we look for investments that we think will increase in value over a period of years. We normally invest at least 65% of the Fund's total assets in equity-related securities of smaller foreign and domestic companies. Smaller companies are those with market capitalizations of less than $1.5 billion (or the equivalent in U.S. dollars), measured at the time the securities are purchased. The securities of smaller companies can offer greater potential for long-term growth. From time to time, depending on current market conditions, the Fund may invest primarily in the securities of foreign companies. There is no limit on the percentage of the Fund's assets that may be invested in any single country or region. However, under normal circumstances, we intend to maintain investments in at least three countries, including the United States. We anticipate that many of the companies in which we invest will be located or have operations in the United States, the United Kingdom, Canada, Australia, New Zealand, Hong Kong, Singapore, Malaysia, Thailand, Indonesia, Mexico, Western Europe and Japan.
   We ordinarily look for one or more of the following characteristics:
  . prospects for above-average earnings growth per share;
  . high return on invested capital;
  . healthy balance sheets;
  . sound financial and accounting policies and overall financial strength;
  . strong competitive advantages;
  . effective research and product development and marketing;
  . efficient service;
  . pricing flexibility;
  . strength of management; and
  . general operating characteristics that will allow the companies to compete successfully in their marketplace.

--------------------------------------------------------------------------------
WE'RE GROWTH INVESTORS
We look primarily for stock that we believe is undervalued and/or will grow faster--and earn better profits--than other companies. We also look for companies with strong competitive advantages, effective research, product development, strong management or financial strength.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

Generally, we consider selling a security when the security no longer displays the characteristics needed for growth, is no longer undervalued, or falls short of expectations.
   While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity-related securities, such as common stock, there is the risk that the value of a particular security could go down. In addition to the risk of an individual security losing value, the value of the equity markets as a whole could go down. Also, because the Fund invests primarily in foreign securities, there are additional risks, as foreign political, economic and legal systems may be less stable than in the U.S. and these risks and other factors may cause foreign stock markets to decline. The changing value of foreign currencies also affects the value of the assets we hold and our performance. In the case of investments in emerging market securities, these risks are heightened and may result in greater volatility in the value of your investment.
   There are additional risks associated with the Fund's investment in securities of smaller companies. These securities may be subject to greater volatility and share price declines than securities of larger companies. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on market prices. There is usually less public information available about smaller companies as compared to larger companies. In addition, these companies typically have smaller product lines and command a smaller market share than larger companies, which may make them more vulnerable to fluctuations in the economic cycle.
   Also, the Fund may actively and frequently trade its portfolio securities. There is also risk involved in the derivative strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. The Fund does not represent a complete investment program.


--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

   There are special risks that may arise with the continuing transition to the euro as the common currency of the European Monetary Union. These risks include the possibility that computing, accounting and trading systems will fail to recognize the euro through the transition period, as well as the possibility that the euro will cause markets to become more volatile.
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year for the last 10 calendar years. The table below compares the Fund's average annual returns and yields for the periods indicated with those of a broad-based securities market index and a group of similar mutual funds. Both the bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change. Past performance is not an indication that the Fund will achieve similar results in the future.


                                    [GRAPH]

                      Annual Returns/1/ (Class B Shares)

                               1990     -17.32%
                               1991      15.71%
                               1992      -0.25%
                               1993      59.76%
                               1994      -8.92%
                               1995       9.82%
                               1996       9.21%
                               1997       4.53%
                               1998      -6.03%
                               1999      41.77%

                  BEST QUARTER: 23.19 (4th quarter of 1999)
                WORST QUARTER: (-22.93%) (3rd quarter of 1998)

1 These annual returns do not include sales charges. If sales charges were included, the annual returns would be lower than those shown. The total return of the Fund's Class B shares from 1-1-00 to 9-30-00 was (8.25)%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------


 AVERAGE ANNUAL RETURNS/1/ AS OF (12-31-99)

----------------------------------------------------------------
                       1 YR  5 YRS 10 YRS        SINCE INCEPTION
  Class A shares     35.67% 10.50%    N/A  9.37% (since 1-22-90)
  Class B shares     36.77% 10.67%  8.44% 10.24% (since 1-29-88)
  Class C shares     39.35% 10.58%    N/A  8.48% (since 8-1-94)
  Class Z shares     43.22%    N/A    N/A 13.60% (since 9-13-96)
  MSCI World/2/      24.93% 19.76% 11.42%     N/A
  Lipper Average/3/  48.08% 17.34% 10.76%     N/A
----------------------------------------------------------------

1 The Fund's returns are after deduction of sales charges and expenses.

2 The Morgan Stanley Capital International (MSCI) World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the MSCI World Index. The MSCI World Index is unmanaged and the total return includes the reinvestment of all dividends. These returns do not include the effect of any sales charges. The securities in the MSCI World Index may be very different from those in the Fund. These returns would be lower if they included the effect of sales charges. MSCI World Index returns since inception of each class are 12.07% for Class A, 12.66% for Class B, 18.01% for Class C and 22.26% for Class Z shares. Source: Lipper, Inc.

3 The Lipper Average is based on the average return of all mutual funds in the Lipper Global Small Company Fund category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper returns since inception of each class are 11.31% for Class A, 11.03% for Class B, 15.59% for Class C and 16.28% for Class Z shares. Source: Lipper, Inc.


--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

FEES AND EXPENSES

These tables show the sales charges, fees and expenses for each share class of the Fund--Classes A, B, C and Z. Each share class has different sales charges-- known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                CLASS A CLASS B CLASS C CLASS Z
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering
  price)                                             5%    None      1%    None

  Maximum deferred sales charge (load) imposed
  on sales (as a percentage of the lower of
  original purchase price or sale proceeds)        None   5%/2/   1%/3/    None

  Maximum sales charge (load) imposed on
  reinvested dividends and other distributions     None    None    None    None

  Redemption fees                                  None    None    None    None

  Exchange fee                                     None    None    None    None
-------------------------------------------------------------------------------



 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

-----------------------------------------------------------------------------
                                           CLASS A  CLASS B  CLASS C  CLASS Z
  Management fees                             1.00%    1.00%    1.00%   1.00%
  + Distribution and service (12b-1) fees  0.30%/4/ 1.00%/4/ 1.00%/4/    None
  + Other expenses                             .88%     .88%     .88%    .88%
  = TOTAL ANNUAL FUND OPERATING EXPENSES      2.18%    2.88%    2.88%   1.88%
  - Waivers                                 .05%/4/  None/4/  None/4/    None
  = NET ANNUAL FUND OPERATING EXPENSES        2.13%    2.88%    2.88%   1.88%

--------------------------------------------------------------------------------
1 Your broker may charge you a separate or additional fee for purchases and sales of shares.
2 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by
  1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.
3 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.

4 On May 2, 2000, the Board of Directors approved the proposal to merge the Fund into Prudential Global Growth Fund. Effective May 3, 2000, the distribution and service fees for Class A, Class B and Class C shares were limited to .25 of 1% of average daily net assets of Class A, Class B and Class C shares. As result of this limitation, the total net operating expenses at May 31, 2000 were 2.13%, 2.82% and 2.82% for Class A, Class B and Class C shares, respectively. This proposal is discussed in the prospectus in the section entitled "How to Buy Shares."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------


EXAMPLE
This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. After the first year, the example does not take into consideration any reduction in the Distributor's agreement to reduce its distribution and service fees for Class A shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                  1 YR 3 YRS  5 YRS  10 YRS
  Class A shares  $705 $1,143 $1,607 $2,884
  Class B shares  $791 $1,192 $1,618 $2,962
  Class C shares  $488 $  983 $1,603 $3,272
  Class Z shares  $191 $  591 $1,016 $2,201

You would pay the following expenses on the same investment if you did not sell your shares:

                  1 YR 3 YRS  5 YRS  10 YRS
  Class A shares  $705 $1,143 $1,607 $2,884
  Class B shares  $291 $  892 $1,518 $2,962
  Class C shares  $388 $  983 $1,603 $3,272
  Class Z shares  $191 $  591 $1,016 $2,201



--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is LONG-TERM GROWTH OF CAPITAL. This means we look to build an investment portfolio which, though potentially volatile in the short term, has the potential for significant capital appreciation over the longer term. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing our objective, we normally invest primarily (at least 65% of the Fund's total assets) in EQUITY-RELATED SECURITIES OF SMALLER DOMESTIC AND FOREIGN COMPANIES. Smaller companies are companies with capitalizations that do not exceed or fall below the market capitalization of companies included within the smallest 20% of companies included in the Salomon Brothers Broad Market Index (the Index). The market capitalization of companies in the bottom 20% of the Index currently ranges from approximately $50 million to $2.5 billion. The appreciation or depreciation of a company's market capitalization in excess of or below these limits will not require disposal of the company's securities so long as the company satisfied the limits at the time of purchase. However, if such an event occurs, the Fund will not purchase any additional securities of that company.
   The securities of smaller companies can offer greater potential for long-term growth. From time to time, depending on current market conditions, the Fund may invest primarily in the securities of foreign companies. There is no limit on the percentage of the Fund's assets that may be invested in any single country or region. However, under normal circumstances, we intend to maintain investments in at least three countries, including the United States. We anticipate that many of the companies in which we invest will be located or have operations in the United States, the United Kingdom, Canada, Australia, New Zealand, Hong Kong, Singapore, Malaysia, Thailand, Indonesia, Mexico, Western Europe and Japan.

--------------------------------------------------------------------------------
OUR GROWTH STRATEGY
We look for companies that are likely to produce strong growth in earnings and/or sales, and whose stock prices do not reflect this future growth. These companies usually have a unique market niche, a strong new product profile or superior management. We analyze companies using both fundamental and quantitative techniques, including analysis of balance sheets, income statements and other financial measures.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

   The principal type of equity-related security in which the Fund invests is common stock. In addition to common stock, equity-related securities include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Fund may also invest in American Depositary Receipts (ADRs). ADRs are certificates that represent an equity investment in a foreign company or some other foreign issuer, are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. We consider ADRs to be equity-related securities.
   In selecting securities for the Fund, we use a bottom-up approach based on a company's growth potential, and we focus the Fund's portfolio on those areas with the most attractive near-term prospects. We ordinarily look for one or more of the following characteristics:
  . prospects for above-average earnings growth per share;
  . high return on invested capital;
  . healthy balance sheets;
  . sound financial and accounting policies and overall financial strength;
  . strong competitive advantages;
  . effective research and product development and marketing;
  . efficient service;
  . pricing flexibility;
  . strength of management; and
  . general operating characteristics that will allow the companies to compete successfully in their marketplace.
   Generally, we consider selling a security when the security no longer displays the conditions for growth, is no longer undervalued, or falls short of expectations.
   For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors can change investment policies that are not fundamental.


--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies discussed above, we may also use the following strategies to increase the Fund's returns or protect its assets if market conditions warrant.

MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS
Under normal conditions, the Fund may invest up to 35% of total assets in MONEY MARKET INSTRUMENTS, BONDS and other fixed-income obligations. Money market instruments and bonds are known as fixed-income securities because issuers of these securities are obligated to pay interest and principal. Typically, fixed-income securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stock may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. Corporations and governments issue money market instruments and bonds to raise money. The Fund may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.
   The Fund will purchase only money market instruments that have received one of the two highest short-term debt ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Group ("S&P"), or another nationally recognized statistical rating organization (NRSRO). For bonds and other long-term fixed-income obligations and convertible securities, we may invest in "investment grade" obligations. An obligation is investment grade if it has received one of the top four long-term debt ratings from a NRSRO. Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. We may also invest in obligations that are not rated, but which we believe are of comparable quality.
   After a security has been purchased by the Fund, it may be assigned a lower rating or cease to be rated. This does not mean that the Fund must sell the security, but the investment adviser will consider such an event in deciding whether the Fund should continue to hold the security in its portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

   For more information about bonds and bond ratings, see the SAI, "Appendix I--Description of Security Ratings."

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.

REPURCHASE AGREEMENTS
The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund.

DERIVATIVE STRATEGIES
We may use a number of alternative investment strategies--including DERIVATIVES--to try to improve the Fund's returns or protect its assets, although we cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, forward foreign currency exchange contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment (a security, market index, currency, interest rate or some other investment) will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider various factors (such as cost) in deciding whether or not to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match the Fund's underlying holdings.

OPTIONS
The Fund may purchase and sell put and call options on equity securities, stock indices and foreign currencies that are traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An option is the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.


--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------


FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS
The Fund may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Fund also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date or to make or receive a cash payment based on the value of a securities index on a stipulated future date. The Fund may also enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price.

   For more information about these strategies, see the SAI, "Description of the Fund, its Investments and Risks--Hedging and Return Enhancement Strategies."

ADDITIONAL STRATEGIES
The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund can lend up to 30% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

PORTFOLIO TURNOVER
As a result of the strategies described above, the Fund may have a high annual portfolio turnover rate. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------


INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the principal strategies of the Fund and certain other investments. See, too, "Description of the Fund, its Investments and Risks" in the SAI.


 INVESTMENT TYPE
 % OF FUND'S TOTAL       RISKS                  POTENTIAL REWARDS
 ASSETS
--------------------------------------------------------------------------------

 EQUITY-RELATED       . Securities of         . Highly
 SECURITIES OF          small companies         successful
 SMALL COMPANIES        are more volatile       smaller
 IN GENERAL             and may decline         companies can
                        more than larger        outperform
 At least 65%; up       companies               larger ones
 to 100%
                      . Smaller companies
                        are more likely
                        to reinvest
                        earnings and not
                        pay dividends

                      . Changes in
                        interest rates
                        may affect the
                        securities of
                        small companies
                        more than the
                        securities of
                        larger companies

                      . May be less
                        liquid than the
                        securities of
                        larger companies

                      . Other risks
                        associated with
                        common stock and
                        equity-related
                        securities in
                        general, as
                        described below,
                        which risks may
                        be heightened for
                        securities of
                        small companies.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------


 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL
 ASSETS                  RISKS                  POTENTIAL REWARDS
--------------------------------------------------------------------------------
 FOREIGN
 SECURITIES IN        . Foreign markets,      . Investors can
 GENERAL                economies and           participate in
                        political               the growth of
 Up to 100%             systems,                foreign markets
                        particularly            through
                        those in                investments in
                        developing              companies
                        countries, may          operating in
                        not be as stable        those markets
                        as in the U.S.

                      . Currency risk--
                        changing values
                        of foreign
                        currencies
                      . May be less
                        liquid than U.S.
                        stocks and bonds
                      . Differences in
                        foreign laws,
                        accounting
                        standards, public
                        information and
                        custody and
                        settlement
                        practices

                      . Investments in
                        emerging markets
                        securities are
                        subject to
                        greater
                        volatility and
                        price declines
--------------------------------------------------------------------------------

 COMMON STOCK AND     . Individual stocks     . Historically,
 OTHER EQUITY-          could lose value        stocks have
 RELATED              . The equity              outperformed
 SECURITIES             markets could go        other
                        down, resulting         investments over
                        in a decline in         the long term
 For U.S. compa-        value of the
 nies, up to 100%,      Fund's                . Generally,
 usually less           investments             economic growth
                      . Companies that          leads to higher
                        pay dividends may       corporate
 For foreign com-       not do so if they       profits, which
 panies, up to          don't have              leads to an
 100%                   profits or              increase in
                        adequate cash           stock prices,
                        flow                    known as capital
                      . Changes in              appreciation
                        economic or
                        political             . May be a source
                        conditions, both        of dividend
                        domestic and            income
                        international,
                        may result in a
                        decline in the
                        value of the
                        Fund's
                        investments

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------


 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL       RISKS                  POTENTIAL REWARDS
 ASSETS
--------------------------------------------------------------------------------

 FIXED-INCOME         . The Fund's            . Bonds have
 OBLIGATIONS            holdings, share         generally
                        price, yield and        outperformed
 Up to 35%              total return may        money market
                        fluctuate in            instruments over
                        response to bond        the long term
                        market movements        with less risk
                                                than stocks
                                              . Most bonds will
                      . Credit risk--the        rise in value
                        default of an           when interest
                        issuer would            rates fall
                        leave the Fund
                        with unpaid
                        interest or
                        principal. The        . A source of
                        lower a bond's          regular interest
                        quality, the            income
                        higher its
                        potential             . Investment grade
                        volatility              bonds have a
                                                lower risk of
                      . Market risk--the        default
                        risk that the
                        market value of
                        an investment may
                        move up or down,
                        sometimes rapidly     . Generally more
                        or unpredictably.       secure than
                        Market risk may         stock since
                        affect an               companies must
                        industry, a             pay their debts
                        sector or the           before paying
                        market as a whole       dividends to
                                                stockholders
                      . Interest rate
                        risk--the risk
                        that the value of
                        most bonds will
                        fall when
                        interest rates
                        rise; the longer
                        a bond's maturity
                        and the lower its
                        credit quality,
                        the more its
                        value typically
                        falls. It can
                        lead to price
                        volatility
--------------------------------------------------------------------------------
                      . Derivatives used
 DERIVATIVES            for hedging, such     . The Fund could
                        as futures,             make money and
                        options and             protect against
                        foreign currency        losses through
                        forward                 derivatives if
                        contracts, may          the investment
                        not fully offset        analysis proves
                        the underlying          correct
                        positions and
                        this could result
                        in losses to the
                        Fund that would
                        not have
                        otherwise
                        occurred

 Percentage varies
                                              . Derivatives that
                                                involve leverage
                                                could generate
                                                substantial
                                                gains at low
                                                cost
                      . Derivatives used      . One way to
                        for risk                manage the
                        management may          Fund's
                        not have the            risk/return
                        intended effects        balance is to
                        and may result in       lock in the
                        losses or missed        value of an
                        opportunities           investment ahead
                                                of time
                      . The other party
                        to a derivatives
                        contract could
                        default
                      . Derivatives can
                        increase share
                        price volatility
                        and those that
                        involve leverage
                        could magnify
                        losses
                      . Certain types of
                        derivatives
                        involve costs
                        that can reduce
                        returns

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------


 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL       RISKS                  POTENTIAL REWARDS
 ASSETS
--------------------------------------------------------------------------------

 ILLIQUID             . May be difficult      . May offer a more
 SECURITIES             to value                attractive yield
                        precisely               or potential for
                                                growth than more
                                                widely traded
                                                securities
 Up to 15% of net
 assets               . May be difficult
                        to sell at the
                        time or price
                        desired

--------------------------------------------------------------------------------

 MONEY MARKET                                 . May preserve the
 INSTRUMENTS          . Limits potential        Fund's assets
                        for capital
                        appreciation and
                        achieving our
                        objective

 Up to 100% on a
 temporary basis      . See credit risk
                        and market risk
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund is Managed
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

   Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM is also responsible for supervising the Fund's investment advisor. For the fiscal year ended May 31, 2000, the Fund paid PIFM management fees of 1.00% of the Fund's average net assets.

   As of August 31, 2000, PIFM served as the Manager to all 38 of the Prudential mutual funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $76.4 billion.

INVESTMENT ADVISER

The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser and has served as an investment advisor to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its expenses.

   Effective October 2000, Jennison Associates LLC (Jennison), a direct, wholly-owned subsidiary of PIC, became the Fund's investment advisor. Jennison has served as an investment advisor to investment companies since 1990. Its address is 466 Lexington Avenue, New York, NY 10017. As of June 30, 2000, Jennison managed approximately $63.5 billion in assets. PIFM will continue to have responsibility for all investment advisory services, will supervise Jennison and will pay Jennison for its services.


--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund is Managed
--------------------------------------------------------------------------------


PORTFOLIO MANAGER

The Fund is co-managed by DANIEL J. DUANE and JOHN P. MULLMAN.

   DAN DUANE is a Managing Director of Prudential Investments. Dan joined Prudential Investments in 1990. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He was awarded the Chartered Financial Analyst (CFA) designation.

   JOHN MULLMAN is a Managing Director and team leader of Prudential Investments' global equities U.S. small cap investment team. John joined Prudential in 1987. He received a B.A. from College of Holy Cross and an M.B.A. in Public and Private Management from Yale University. He holds the Chartered Financial Analyst designation.

   Effective upon the transition of investment advisory services from PIC to Jennison, as described above, Dan and John will be employed by Jennison.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund also has Distribution and Service Plans (the Plans) Rule 12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund pays DIVIDENDS of ordinary income and distributes realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Fund may also be subject to state income tax in the state where you live.
   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified tax-deferred plan or account.
   The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS to shareholders out of any net investment income plus any realized net capital gains, typically once a year. For example, if the Fund owns an ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.
   The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at rates of up to 39.6%. Different rates apply to corporate shareholders.

   For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will wire the distribution to your bank account instead of purchasing more shares of the Fund. Either way, the distributions may be subject to taxes, unless your shares are held in a


--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you receive any distributions from your qualified or tax-deferred plan or account.
   Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and if you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Fund will also be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

your purchase means that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS AND ACCOUNTS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

   If you sell shares of the Fund and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you will have capital gains, which are subject to the taxes described above.

   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your

                                   [GRAPHIC]


                               + $ Capital Gain
                                 (taxes owed)

 Receipts from Sale $                 OR

                               - $ Capital Loss
                             (offset against gain)

--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------


HOW TO BUY SHARES


   The Board of Directors of Prudential Global Genesis Fund, Inc. (the Fund) has approved a proposal to exchange the assets and liabilities of the Fund for shares of Prudential Global Growth Fund, a series of Prudential World Fund, Inc. Under the proposal Class A, Class B, Class C and Class Z shares of the Fund would be exchanged at net asset value for the respective Class A, Class B, Class C and Class Z shares of equivalent value of Prudential Global Growth Fund.

   The transfer is subject to approval by the shareholders of the Fund.

   Under the terms of the proposal, shareholders of the Fund would become shareholders of Prudential Global Growth Fund. No sales charge would be imposed on the exchange. The Fund anticipates obtaining an opinion of counsel that the transaction will not result in gain or loss to shareholders of the Fund for federal income tax purposes.

   THE FUND NO LONGER ACCEPTS ORDERS TO PURCHASE OR EXCHANGE INTO ITS SHARES OF ANY CLASS, EXCEPT FOR PURCHASES BY CERTAIN automatic investment, retirement and savings plans (excluding IRA accounts). Existing shareholders may continue to acquire shares through dividend reinvestment. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption rights will remain in effect until the transaction is consummated.

STEP 1: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.


--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

   When choosing a share class, you should consider the following:

  . The amount of your investment

  . The length of time you expect to hold the shares and the impact of the varying distribution fees

  . The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC

  . Whether you qualify for any reduction or waiver of sales charges

  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

  . Whether you qualify to purchase Class Z shares.

   See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

--------------------------------------------------------------------------------

                           CLASS A          CLASS B         CLASS C          CLASS Z

  Minimum purchase         $1,000           $1,000          $2,500           None
  amount/1/

  Minimum amount for       $100             $100            $100             None
  subsequent purchases/1/

  Maximum initial          5% of the public None            1% of the public None
  sales charge             offering price                   offering price

  Contingent Deferred      None             If sold during: 1% on sales      None
  Sales Charge                              Year 1       5% made within
  (CDSC)/2/                                 Year 2       4% 18 months of
                                            Year 3       3% purchase/2/
                                            Year 4       2%
                                            Years 5/6    1%
                                            Year 7       0%
  Annual distribution and  .30 of 1%;       1%              1%               None
  service (12b-1) fees     (.25 of 1%
  (shown as a percentage   currently)
  of average net
  assets)/3/

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services-- Automatic Investment Plan."

2 For more information about the CDSC and how it is calculated, see "How to Sell Your Shares-- Contingent Deferred Sales Charge (CDSC)." Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year.

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

3 These distribution fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee). Class B and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%.

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------

                         SALES CHARGE AS %  SALES CHARGE AS %      DEALER
  AMOUNT OF PURCHASE     OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
  Less than $25,000                  5.00%              5.26%       4.75%
  $25,000 to $49,999                 4.50%              4.71%       4.25%
  $50,000 to $99,999                 4.00%              4.17%       3.75%
  $100,000 to $249,999               3.25%              3.36%       3.00%
  $250,000 to $499,999               2.50%              2.56%       2.40%
  $500,000 to $999,999               2.00%              2.04%       1.90%
  $1 million and above*               None               None        None

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

   To satisfy the purchase amounts above, you can:

  . invest with an eligible group of investors who are related to you;

  . buy the Class A shares of two or more Prudential mutual funds at the same time;

  . use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation); or

  . sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.


--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, provided that they meet the required minimum amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  . Mutual fund "wrap" or asset allocation programs where the sponsor places
    Fund trades and charges its clients a management, consulting or other fee for its services; and

  . Mutual fund "supermarket" programs where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, Prudential Mutual Funds, the subadvisers of the Prudential Mutual Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE

Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must:

  . purchase your shares through an account at Prudential Securities;

  . purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; or

  . purchase your shares through another broker.

   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers to be appropriate.

QUALIFYING FOR CLASS Z SHARES

Benefit Plans. Certain group retirement plans may purchase Class Z shares, provided that they meet the required minimum amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate which includes mutual funds as investment options and the Fund as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  . Mutual fund "wrap" or asset allocation programs, where the sponsor places
    Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

  . Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services



--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares of the Fund can be purchased by any of the following:

  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option

  . Current and former directors/trustees of the Prudential Mutual Funds
    (including the Fund)

  . Prudential with an investment of $10 million or more.

   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares, and a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

   When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares-- Conversion Feature--Class B Shares."




--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

STEP 2: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the prices of mutual funds daily.
   We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange is open for trading. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

--------------------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

   How to Buy, Sell and
--------------------------------------------------------------------------------

   Exchange Shares of the Fund
--------------------------------------------------------------------------------

ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE

P.O. BOX 8159

PHILADELPHIA, PA 19101

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------


Reports to Shareholders. Every year, we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check, by wire or by electronic deposit to your bank account) at any time, subject to certain restrictions.
   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES

P.O. BOX 8149

PHILADELPHIA, PA 19101

   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, we will credit payment to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid this delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine


--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

   If you are selling more than $100,000 of shares, and if you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust, and if you hold your shares directly with the Transfer Agent, you must have the signature on your sell order guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares-- Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase (five years for Class B shares purchased before January 22, 1990) or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
  . Amounts representing shares you purchased with reinvested dividends and distributions
  . Amounts representing shares that represent the increase in NAV above the total amount of your payments for shares made during the past six years for Class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

  . Amounts representing the cost of shares held beyond the CDSC period applicable to that share class.

   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

   As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares-- which is applied to shares sold within 18 months of purchase (or one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated using the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

  . after a shareholder dies or is disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders as well as shares held in joint tenancy, provided the shares were purchased before the death or disability;
  . to provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account; and

  . on certain sales effected through the Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.


--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------


REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA, or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after your initial purchase, excluding any time shares which were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING

P.O. BOX 8157

PHILADELPHIA, PA 19101

   There is no sales charge for exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted for purposes of calculating the required holding periods for CDSC liability.
   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
   If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.


--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------


FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The Fund may notify a market timer of rejection of an exchange or purchase order after the day on which the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS AND EXCHANGES

You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852. In order to redeem or exchange your shares by telephone, you must call the Fund before 4:15 p.m., New York time, to receive a redemption or exchange amount based on that day's NAV.

   The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are provided by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

   In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

   The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance for the past 5 years. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
   Review each chart with the financial statements and report of independent accountants which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights for the five years ended May 31, 2000 were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.


  CLASS A SHARES (FISCAL YEARS ENDED 5-31)
  PER SHARE OPERATING PERFORMANCE   2000/2/ 1999/2/    1998    1997  1996/2/
  NET ASSET VALUE, BEGINNING OF
  YEAR                               $13.68  $15.82  $21.30  $21.74   $18.44
  INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)        (.19)   (.10)   (.20)   (.14)   .05/3/
  Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                3.74  (1.44)    1.37    1.45     3.34
  TOTAL FROM INVESTMENT OPERATIONS     3.55  (1.54)    1.17    1.31     3.39
----------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions in excess of net
  investment income                      --      --      --      --    (.09)
  Distributions from net realized
  gain on investments                    --   (.60)  (6.65)  (1.75)       --
  TOTAL DISTRIBUTIONS                    --   (.60)  (6.65)  (1.75)    (.09)
  NET ASSET VALUE, END OF YEAR       $17.23  $13.68  $15.82  $21.30   $21.74
  TOTAL RETURN/1/                    25.95% (9.25)%   9.81%   6.74%   18.41%
  RATIOS/SUPPLEMENTAL DATA             2000    1999    1998    1997     1996
  NET ASSETS, END OF YEAR (000)     $34,889 $30,578 $47,259 $57,032  $47,617
  Average net assets (000)          $35,738 $35,179 $50,309 $47,563  $45,070
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution
  and service (12b-1) fees            2.13%   2.03%   1.88%   1.91% 1.79%/3/
  Expenses, excluding distribution
  and service (12b-1) fees            1.88%   1.78%   1.63%   1.66% 1.54%/3/
  Net investment income (loss)      (1.14)%  (.77)%  (.71)%  (.49)%  .26%/3/
  Portfolio turnover                   184%    156%    198%     60%      44%

--------------------------------------------------------------------------------

1 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.
2 Calculated based upon average shares outstanding.
3 Net of expense subsidies and/or fee waivers.


--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES

The financial highlights for the five years ended May 31, 2000 were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.


  CLASS B SHARES (FISCAL YEARS ENDED 5-31)
  PER SHARE OPERATING
  PERFORMANCE                   2000/2/  1999/2/     1998     1997   1996/2/
  NET ASSET VALUE, BEGINNING
   OF YEAR                       $12.36   $14.47   $20.18   $20.87    $17.84
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment loss              (.27)   (.18)    (.26)    (.33)  (.09)/3/
  Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions                    3.37   (1.33)     1.20     1.39      3.21
  TOTAL FROM INVESTMENT
   OPERATIONS                      3.10   (1.51)      .94     1.06      3.12
----------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions in excess of
   net investment income             --       --       --       --     (.09)
  Distributions from net
   realized gain on investments      --    (.60)   (6.65)   (1.75)        --
  TOTAL DISTRIBUTIONS                --    (.60)   (6.65)   (1.75)     (.09)
  NET ASSET VALUE, END OF YEAR   $15.46   $12.36   $14.47   $20.18    $20.87
  TOTAL RETURN/1/                25.08%  (9.92)%    9.04%    5.83%    17.51%
  RATIOS/SUPPLEMENTAL DATA         2000     1999     1998     1997      1996
  NET ASSETS, END OF YEAR
  (000)                         $44,323  $44,890  $83,669 $120,067  $155,292
  Average net assets (000)      $47,120  $55,679 $101,836 $133,073  $154,566
  RATIOS TO AVERAGE NET
  ASSETS:
  Expenses, including
  distribution and service
  (12b-1) fees                    2.82%    2.78%    2.63%    2.66%  2.54%/3/
  Expenses, excluding
  distribution and service
  (12b-1) fees                    1.88%    1.78%    1.63%    1.66%  1.54%/3/
  Net investment loss           (1.83)%  (1.51)%  (1.48)%  (1.26)% (.48)%/3/
  Portfolio turnover               184%     156%     198%      60%       44%

--------------------------------------------------------------------------------

1 Total return assumes reinvestment of dividends and any other distributions but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.
2 Calculated based on average shares.
3 Net of expense subsidies outstanding and/or fee waivers.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------


CLASS C SHARES

The financial highlights for the five years ended May 31, 2000 were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.


  CLASS C SHARES (FISCAL YEARS ENDED 5-31)
  PER SHARE OPERATING PERFORMANCE     2000/2/ 1999/2/    1998    1997   1996/2/
  NET ASSET VALUE, BEGINNING OF YEAR   $12.36  $14.47  $20.18  $20.87    $17.84
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                   (.27)   (.18)   (.26)   (.27)  (.08)/3/
  Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                  3.37  (1.33)    1.20    1.33      3.20
  TOTAL FROM INVESTMENT OPERATIONS       3.10  (1.51)     .94    1.06      3.12
-------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions in excess of net
  investment income                        --      --      --      --     (.09)
  Distributions from net realized
  gain on investments                      --   (.60)  (6.65)  (1.75)        --
  TOTAL DISTRIBUTIONS                      --   (.60)  (6.65)  (1.75)     (.09)
  NET ASSET VALUE, END OF YEAR         $15.46  $12.36  $14.47  $20.18    $20.87
  TOTAL RETURN/1/                      25.08% (9.92)%   9.04%   5.83%    17.51%
  RATIOS/SUPPLEMENTAL DATA               2000    1999    1998    1997      1996
  NET ASSETS, END OF YEAR (000)          $987    $787  $1,234  $1,874    $2,275
  Average net assets (000)               $933    $895  $1,739  $1,958    $1,809
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution
  and service (12b-1) fees              2.82%   2.78%   2.63%   2.66%  2.54%/3/
  Expenses, excluding distribution
  and service (12b-1) fees              1.88%   1.78%   1.63%   1.66%  1.54%/3/
  Net investment loss                 (1.82)% (1.53)% (1.43)% (1.24)% (.44)%/3/
  Portfolio turnover                     184%    156%    198%     60%       44%

--------------------------------------------------------------------------------

1 Total return assumes reinvestment of dividends and any other distribution but does not include the effect of sale charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.
2  Calculated based upon average shares outstanding.
3  Net of expense subsidies and for fee waivers.

--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS Z SHARES

The financial highlights for the three years ended May 31, 2000 and the period from September 16, 1996 through May 31, 1997 were audited by
PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.


  CLASS Z SHARES (FISCAL YEARS ENDED 5-31)
  PER SHARE OPERATING PERFORMANCE             2000/2/ 1999/2/   1998   1997/4/
  NET ASSET VALUE, BEGINNING OF PERIOD         $13.89  $16.01 $21.39    $20.46
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  (.16)   (.06)  (.38)       .03
  Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions                                   3.81  (1.46)   1.65      2.65
  Total from investment operations               3.65  (1.52)   1.27      2.68
------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions from net realized gain on
  investments                                      --   (.60) (6.65)    (1.75)
  TOTAL DISTRIBUTIONS                              --   (.60) (6.65)    (1.75)
  NET ASSET VALUE, END OF PERIOD               $17.54  $13.89 $16.01    $21.39
  TOTAL RETURN/1/                              26.21% (9.01)% 10.22%    13.90%
  RATIOS/SUPPLEMENTAL DATA                       2000    1999   1998      1997
  NET ASSETS, END OF PERIOD (000)                $692    $267   $768      $603
  Average net assets (000)                       $585    $388   $662      $188
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution and
  service (12b-1) fees                          1.88%   1.78%  1.63%  1.66%/3/
  Expenses, excluding distribution and
  service (12b-1) fees                          1.88%   1.78%  1.63%  1.66%/3/
  Net investment loss                          (.91)%  (.46)% (.43)% (.87)%/3/
  Portfolio turnover                             184%    156%   198%       60%

--------------------------------------------------------------------------------
1 Total return assumes reinvestment of dividends and any other distributions but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for a period of less than a full year is not annualized.
2 Calculated based upon average shares outstanding.
3 Annualized.

4 Information is shown for the period 9-16-96 (when Class Z shares were first offered) through 5-31-97.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.

Prudential Index Series Fund

 Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
 Prudential Jennison Growth Fund

 Prudential Jennison Equity Opportunity Fund

Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
 Prudential Financial Services Fund
 Prudential Health Sciences Fund
 Prudential Technology Fund
 Prudential Utility Fund

Prudential Small Company Fund, Inc.

Prudential Tax-Managed Funds
 Prudential Tax-Managed Equity Fund

Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential 20/20 Focus Fund

Prudential Value Fund
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund

Target Funds

 Large Capitalization Growth Fund

 Large Capitalization Value Fund

 Small Capitalization Growth Fund

 Small Capitalization Value Fund

ASSET ALLOCATION/BALANCED FUNDS
Prudential Balanced Fund
Prudential Diversified Funds
 Conservative Growth Fund
 Moderate Growth Fund
 High Growth Fund
The Prudential Investment Portfolios, Inc.
 Prudential Active Balanced Fund

GLOBAL FUNDS
GLOBAL STOCK FUNDS



Prudential Europe Growth Fund, Inc.




Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.

 Prudential Global Growth Fund

 Prudential International Value Fund

 Prudential Jennison International Growth Fund

Global Utility Fund, Inc.
Target Funds
 International Equity Fund

GLOBAL BOND FUNDS




Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.


--------------------------------------------------------------------------------

     PRUDENTIAL GLOBAL GENESIS FUND, INC.  [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------


BOND FUNDS
TAXABLE BOND FUNDS

Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.


Prudential Short-Term Corporate Bond Fund, Inc.
 Income Portfolio

Prudential Total Return Bond Fund, Inc.

Target Funds

 Total Return Bond Fund

TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Income Series
 Insured Series
Prudential Municipal Series Fund
 Florida Series
 Massachusetts Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
 Liquid Assets Fund
 National Money Market Fund
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

COMMAND FUNDS

COMMAND Money Fund

COMMAND Government Fund

COMMAND Tax-Free Fund

INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   Notes

--------------------------------------------------------------------------------

FOR MORE INFORMATION


Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact

Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)


Outside Brokers should contact Prudential Mutual Fund Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769


Visit Prudential's website at http://www.prudential.com


Additional information about the Fund can be obtained without charge and can be found in the following documents Statement of Additional Information (SAI) (incorporated by reference into this prospectus)
Annual Report
(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)
Semi-Annual Report

MF136A

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows

BY MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)

IN PERSON

Public Reference Room in Washington, DC
 (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET
 on the EDGAR Database at http://www.sec.gov


CUSIP Numbers                NASDAQ Symbols

Class A-744333105            PRAGX

Class B-744333204            PRGGX

Class C-744333303              --

Class Z-744333402              --

Investment Company Act File No. 811-5248







                                      [Recycled LOGO]  Printed on Recycled Paper

                     PRUDENTIAL GLOBAL GENESIS FUND, INC.

                      Statement of Additional Information

                          dated October 27, 2000

  Prudential Global Genesis Fund, Inc. (the "Fund") is an open-end, diversified management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity-related securities (common stock, preferred stock, rights, warrants and debt securities or preferred stocks which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, among others) of smaller foreign and domestic companies. Smaller companies are those with market capitalizations of less than $1.5 billion, measured at the time of initial purchase. Under normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. The Fund may also invest in equity-related securities of other companies and in non-convertible debt securities, engage in various derivatives transactions, including options on equity securities, financial indices and foreign currencies, futures contracts on foreign currencies and foreign currency exchange contracts and may purchase and sell futures contracts on foreign currencies and groups of currencies and financial or stock indices to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, its Investments and Risks" in this Statement of Additional Information.

  The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

  The Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated October 27, 2000, a copy of which may be obtained from the Fund upon request.



                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund History............................................................... B-2
Description of the Fund, its Investments and Risks......................... B-2
Investment Restrictions.................................................... B-15
Management of the Fund..................................................... B-16
Control Persons and Principal Holders of Securities........................ B-18
Investment Advisory and Other Services..................................... B-20
Brokerage Allocation and Other Practices................................... B-24
Capital Stock and Organization............................................. B-26
Purchase, Redemption and Pricing of Fund Shares............................ B-26
Shareholder Investment Account............................................. B-31
Net Asset Value............................................................ B-34
Taxes, Dividends and Distributions......................................... B-35
Performance Information.................................................... B-38
Financial Statements....................................................... B-41
Report of Independent Accountants.......................................... B-72
Appendix I--Description of Security Ratings................................ I-1
Appendix II--General Investment Information................................ II-1

-------------------------------------------------------------------------------
MF136B

                                 FUND HISTORY

  The Fund was organized under the laws of Maryland on June 15, 1987 as a corporation.

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

(A) CLASSIFICATION

  The Fund is an open-end, diversified management investment company.

(B) INVESTMENT STRATEGIES AND RISKS

  The Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity-related securities (common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, among others) of smaller foreign and domestic companies. Smaller companies are those with market capitalizations of less than $1.5 billion, measured at the time of initial purchase. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

PORTFOLIO STRATEGY

  The Prudential Investment Corporation, doing business as Prudential Investments (PI), has regional investment teams based in Japan, North America, and Southeast Asia, and PRICOA Asset Management Ltd. (PRICOA and collectively with PI, the Investment Adviser or the Subadviser) has an investment team based in Europe. The investment approach heavily emphasizes independent, local research on high-quality companies; 32 investment professionals around the world are focused full-time on this effort, primarily on small capitalization companies but also on large capitalization companies in emerging markets and elsewhere. The regional investment teams perform intensive research on investment candidates, speak directly with management teams, and make timely buy and sell decisions. In addition, the regional investment teams utilize a disciplined selection system to help portfolio managers navigate successfully in markets characterized by significant earnings and price volatilities. By capitalizing on the superior growth rate of emerging market companies and less efficient stock markets in which they are traded, the Subadviser seeks to earn returns in excess of those achievable in the U.S. large capitalization stock market over a three-to-five year market cycle.

EQUITY-RELATED SECURITIES

  The Fund may invest in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants and also debt securities or preferred stock which are convertible into or exchangeable for common stock or preferred stock and interests in master limited partnerships, among others.

  With respect to equity-related securities, the Fund may purchase America Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

  The Fund may purchase sponsored or unsponsored ADRs. In a sponsored program, the foreign issuer arranges for the bank or trust company to hold the underlying foreign securities and issue the dollar-denominated certificates. An unsponsored program is not initiated or "sponsored" by the foreign issuer. As such, there may be less information available about a foreign issuer for which an unsponsored program was initiated than a foreign issuer that participates in a sponsored program.

CONVERTIBLE SECURITIES

  A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

  In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase its market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  Convertible debt securities in which the Fund may invest must comply with the quality restrictions for debt securities described in the Fund's Prospectus.

WARRANTS

  The Fund may invest in warrants. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. The Fund does not intend to have more than 5% of its net assets invested in warrants during the coming year.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a separate account of the Fund, cash, U.S. Government securities or other liquid unencumbered assets, marked to market daily, having a value equal to or greater than such commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. If the Fund chooses to dispose of the when-issued security prior to its receipt of, and payment for, the security, it could, as with the disposition of any portfolio security, incur a gain or loss due to market fluctuations.

SHORT SALES AGAINST-THE-BOX

  The Fund may make short sales of securities or maintain a short position, provided that (i) at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box) and (ii) not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily for the purpose of hedging for a limited period of time certain long positions maintained by the Fund. In certain limited circumstances, a short sale against-the-box may be entered into without triggering the recognition of gains of an appreciated financial position in the security being sold short, but the short position must be closed within 30 days of the close of the tax year of the Fund to avoid recognition of gain for federal income tax purposes. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box during the coming year.

SECURITIES OF FOREIGN ISSUERS

  The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Fund's assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

  The economies of many of the countries in which the Fund may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

  Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

  Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. The securities markets in many of the countries in which the Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

FOREIGN DEBT SECURITIES

  The Fund is permitted to invest in foreign corporate and government debt securities. "Foreign government debt securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currency of another such country.

  A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. Foreign government debt securities shall also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the member states of the European Community. Foreign government securities shall also include mortgage-backed securities issued by foreign Government Entities including quasi-governmental entities.

EMERGING MARKETS SECURITIES

  The risks of investing in foreign securities are heightened for emerging markets securities. Moreover, emerging markets securities present additional risks which should be considered carefully by an investor in the Fund. Investing in emerging markets securities involves exposure to economies that are less diverse and mature, and political and legal systems which are less stable, than those of developed markets. In addition, investment decisions by international investors, such as the Fund, particularly concurrent buying or selling programs, have a greater effect on securities prices and currency values than in more developed markets. As a result, emerging markets securities have historically been, and may continue to be, subject to greater volatility and share price declines than securities issued by U.S. corporations or companies in other markets that are considered developed.

  Many emerging markets have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative impact on securities prices.

RISK FACTORS AND SPECIAL CONSIDERATION OF INVESTING IN EURO-DENOMINATED
SECURITIES

  Effective January 1, 1999, 11 of the 15 member states of the European Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist as legal tender with each member state's national currency. Beginning July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Fund will treat the euro as a separate currency from the national currency of any member state.

  The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

  The introduction of the euro is expected to affect derivative and other financial contracts in which the Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions, such as day-count fractions or settlement dates applicable to underlying instruments may be changed to conform to the conventions applicable to euro currency.

  The medium to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact the Fund's investments.

REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements, pursuant to which the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and place. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

  The Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Investments Fund Management LLC
(PIFM) pursuant to an order of the Securities and Exchange Commission (SEC). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund receives the income earned or accrued in the joint account based on the percentage of its investment.

BORROWING

  The Fund may borrow an amount equal to no more than 20% of the value of its total assets (computed at the time the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." The Fund does not currently intend to borrow money in order to invest in securities.

LENDING OF SECURITIES

  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 30% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

  A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

  Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES

  The Fund may hold up to 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  However, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

  Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by the NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

  The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

SECURITIES OF OTHER INVESTMENT COMPANIES

  The Fund may invest up to 5% of its total assets in securities of other investment companies. Generally, the Fund does not intend to invest in such securities. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

OPTIONS ON SECURITIES

  The Fund may purchase and write (that is, sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

  The Fund may write "covered" options. A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund segregates cash, U.S. Government securities or other liquid unencumbered assets, marked-to-market daily, with a value equal to the exercise price, or else holds on a share-for-share basis a put on the same security as the put written if the exercise price of the put held is equal to or greater than the exercise price of the put written.

  If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

  The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by any appreciation of the underlying security if the Fund holds the underlying security in its portfolio.

  The Fund may also purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

  OPTIONS ON SECURITIES INDICES. In addition to options on securities, the Fund may also purchase and sell put and call options on securities indices traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indices are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

  The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

RISKS OF TRANSACTIONS IN OPTIONS

  An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect offsetting transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect an offsetting purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

  Reasons for the absence of a liquid secondary market on an options exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDICES

  The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

  Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

SPECIAL RISKS OF WRITING CALLS ON INDICES

  Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options and Options on Stock Indices, Foreign Currencies and Futures Contracts on Foreign Currencies."

  Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

  Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

  When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio to generate cash to settle the exercise. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

  If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

  Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries affect the values of options on foreign currencies. These risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt of dividends or interest payments in a foreign currency with respect to a security it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund's Custodian will place cash or other liquid, unencumbered assets, marked-to-market daily, in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts (less the value of any "covering" positions, if any). If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's net commitment with respect to such contracts.

  The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

  The Fund may purchase and sell financial futures contracts which are traded on a commodities exchange or board of trade. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the underlying currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. In the case of futures contracts on securities indices, one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.

  Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close out a futures position. In the event the Fund could not close out a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract. Currently, currency futures contracts are available on various foreign currencies including the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, German Mark and the Euro. Index futures contracts are available on various U.S. and foreign securities indices.

  Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Fund's futures or options transactions constitute bona fide hedging transactions within the meaning of the regulations of the Commodity Futures Trading Commission (CFTC). The Fund will use currency futures and options on futures or commodity options contracts in a manner consistent with this requirement. The Fund may also enter into futures or related options contracts for return enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for bona fide hedging purchases.

  Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies or the securities market generally. For example, if the Fund had hedged against the possibility of an increase in currency rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities will not necessarily be at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

  The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

  An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on various foreign currencies, including the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, German Mark and the Euro. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indices including the S&P 500 Stock Index and the NYSE Composite Index.

  The holder or writer of an option may close out its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such close out transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDICES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

  The Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will write put options on stock indices and foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount in cash, U.S. Government securities, or liquid assets equal to the aggregate exercise price of the puts. The Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of the Fund's total assets, taking into account unrealized profits and losses on such contract, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options or bona fide hedging purposes within the meaning of regulations of the Commodities Futures Trading Commission. The Fund does not intend to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

  Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, liquid securities, or a portfolio of securities substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

  If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the fund will so segregate, escrow or pledge an amount in cash, or liquid securities equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash, U.S. Government securities or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

  The Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

  POSITION LIMITS. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

(C) DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

  When conditions dictate a defensive strategy, the Fund may temporarily invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and the obligations of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities and repurchase agreements maturing in seven days or less. In addition to the risks typically associated with money market instruments, such as credit risk and market risk, money market instruments issued by foreign issuers may be subject to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

(D) PORTFOLIO TURNOVER

  As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Fund may not:

  1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

  2. Make short sales of securities or maintain a short position, except short sales against-the-box.

  3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

  4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

  5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

  6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old, except that the Fund may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.

  7. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

  8. Buy or sell commodities or commodity contracts. (For purposes of this restriction, futures contracts on currencies and on stock indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

  9. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

  10. Make investments for the purpose of exercising control or management.

  11. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or acquisition.

  12. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

  13. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of the Fund's total assets).

  Whenever any fundamental investment policy or investment states a maximum percentage of the Fund's assets or net assets, it is intended that if the percentage limitation is met at the time the investment is made, then a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take action within three days to reduce its borrowings, as required by applicable law.

                            MANAGEMENT OF THE FUND

(A) DIRECTORS

  The Fund has Directors who, in addition to overseeing the actions of the Fund's Management, Subadviser and Distributor, decide upon matters of general policy.

  The Directors also review the actions of the Fund officers who conduct and supervise the daily business operations of the Fund.

(B) MANAGEMENT INFORMATION--DIRECTORS AND OFFICERS

  NAME, ADDRESS AND AGE (1)      POSITION WITH FUND      PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
  -------------------------      ------------------      --------------------------------------------
 Delayne Dedrick Gold (61)   Director                          Marketing and Management
                                                                Consultant; Director of The
                                                                High Yield Income Fund, Inc.
 *Robert F. Gunia (53)       Director and Vice President       Executive Vice President and
                                                                Chief Administrative Officer
                                                                (since June 1999) of Prudential
                                                                Investments; Corporate Vice
                                                                President (since September
                                                                1997) of the Prudential
                                                                Insurance Company of America
                                                                (Prudential); Executive Vice
                                                                President and Treasurer (since
                                                                December 1996) of Prudential
                                                                Investments Fund Management LLC
                                                                (PIFM); President (since April
                                                                1999) of Prudential Investment
                                                                Management Services LLC (PIMS);
                                                                formerly Senior Vice President
                                                                (March 1987-May 1999) of
                                                                Prudential Securities
                                                                Incorporated (Prudential
                                                                Securities); formerly Chief
                                                                Administrative Officer (July
                                                                1990-September 1996), Director
                                                                (January 1989-September 1996),
                                                                and Executive Vice President,
                                                                Treasurer and Chief Financial
                                                                Officer (June 1987-September
                                                                1996) of Prudential Mutual Fund
                                                                Management Inc. (PMF).
 Robert E. LaBlanc (65)      Director                          President (since 1981) of Robert
                                                                E. LaBlanc Associates, Inc.
                                                                (telecommunications); formerly
                                                                General Partner at Salomon
                                                                Brothers; and Vice Chairman of
                                                                Continental Telecom; Director
                                                                of Storage Technology
                                                                Corporation (since 1979), Titan
                                                                Corporation (since 1995),
                                                                Salient 3 Communications, Inc.,
                                                                Chartered Semi-Conductor
                                                                Manufacturing Ltd. (since 1998)
                                                                and Tribune Company (since
                                                                1981); and Trustee of Manhattan
                                                                College.
 *David R. Odenath, Jr. (42) Director                          Officer in Charge, President,
                                                                Chief Executive Officer and
                                                                Chief Operating Officer (since
                                                                June 1999) of PIFM; Senior Vice
                                                                President (since June 1999) of
                                                                Prudential; Senior Vice
                                                                President (August 1993-May
                                                                1999) of PaineWebber Group,
                                                                Inc.
 Robin B. Smith (60)         Director                          Chairman and Chief Executive
                                                                Officer (since August 1996) of
                                                                Publishers Clearing House;
                                                                formerly President and Chief
                                                                Executive Officer (January
                                                                1989-August 1996) and President
                                                                and Chief Operating Officer
                                                                (September 1981-December 1988)
                                                                of Publishers Clearing House;
                                                                Director of BellSouth
                                                                Corporation (since 1994),
                                                                Texaco Inc. (since 1992),
                                                                Springs Industries Inc. (since
                                                                1993) and Kmart Corporation
                                                                (since 1996).

    NAME, ADDRESS AND
         AGE (1)          POSITION WITH FUND  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
    -----------------     ------------------  --------------------------------------------
 Stephen Stoneburn (56)   Director             President and Chief Executive Officer
                                                (since June 1996) of Quadrant Media Corp.
                                                (a publishing company); formerly President
                                                (June 1995-June 1996) of Argus Integrated
                                                Media, Inc.; Senior Vice President and
                                                Managing Director (January 1993-1995),
                                                Cowles Business Media; Senior Vice
                                                President (January 1991-1992) and
                                                Publishing Vice President (May 1989-
                                                December 1990) of Gralla Publications (a
                                                division of United Newspapers, U.K.); and
                                                Senior Vice President of Fairchild
                                                Publications, Inc. (1975-1989).
 *John R. Strangfeld (46) Director and         Chief Executive Officer, Chairman,
                          President             President and Director (since January
                                                1990) of The Prudential Investment
                                                Corporation; Executive Vice President
                                                (since February 1998) of Prudential Global
                                                Asset Management Group of Prudential;
                                                Chairman (since August 1989) of Pricoa
                                                Capital Group; formerly various positions
                                                to Chief Executive Officer (November 1994-
                                                December 1998) of Private Asset Management
                                                Group of Prudential and Senior Vice
                                                President (January 1986-August 1989) of
                                                Prudential Capital Group, a unit of
                                                Prudential.
 Nancy H. Teeters (70)    Director             Economist; formerly Director of Inland
                                                Steel Industries (July 1989-1999);
                                                formerly, Vice President and Chief
                                                Economist (July 1984-July 1990) of
                                                International Business Machines
                                                Corporation; formerly, Governor of Federal
                                                Reserve System (1978-1984).
 Robert C. Rosselot (40)  Secretary            Assistant General Counsel (since September
                                                1997) of PIFM; formerly, partner with the
                                                law firm of Howard & Howard, Bloomfield
                                                Hills, Michigan (December 1995-September
                                                1997) and Corporate Counsel, Federated
                                                Investors (1990-1995).
 Clay T. Whitehead (61)   Director             President (since May 1983) of National
                                                Exchange Inc. (new business development
                                                firm).
 Grace C. Torres (41)     Treasurer and        First Vice President (since December 1996)
                          Principal Financial   of PIFM; First Vice President (since March
                          and Accounting        1994) of Prudential Securities; formerly,
                          Officer               First Vice President (March 1994-September
                                                1996) of Prudential Mutual Fund
                                                Management, Inc. and Vice President (July
                                                1989-March 1994) of Bankers Trust
                                                Corporation.

----------
(/1/)Unless otherwise noted the address for each of the above persons is c/o
     Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

* "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with PIMS, Prudential or PIFM.

  Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by PIMS.

  Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

  The Fund pays each of its Directors who is not an affiliated person of PIFM or Prudential Investments (PI) annual compensation of $2,100, in addition to certain out-of-pocket expenses. Directors who serve on Fund committees may receive additional compensation. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on which boards the Director may be asked to serve.

 Directors may receive their Directors' fees pursuant to a deferred fee arrangement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

  The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

  The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended May 31, 2000 and the aggregate compensation paid to such Directors for service on the Fund's Board and that of any other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1999.

                              COMPENSATION TABLE

                                                         TOTAL
                                                      COMPENSATION
                                                       FROM FUND
                                        AGGREGATE       AND FUND
                                       COMPENSATION   COMPLEX PAID
    NAME AND POSITION                   FROM FUND   TO DIRECTORS (2)
    -----------------                  ------------ ----------------
Edward D. Beach--Former Director          $1,550    $142,500(43/70)*
Delayne D. Gold--Director                 $2,075    $144,500(43/70)*
Robert F. Gunia (1)--Director               --             --
Don G. Hoff--Former Director              $  750    $ 22,500(20/39)*
Robert F. LaBlanc--Director               $2,075    $ 61,250(20/39)*
David R. Odenath, Jr. (1)--Director          --                  --
Robin B. Smith(2)--Director               $2,100    $ 96,000(32/44)*
Stephen Stoneburn--Director               $2,075    $ 61,250(20/39)*
John R. Strangfeld, Jr. (1)--Director       --             --
Nancy H. Teeters--Director                $2,125    $ 97,000(25/43)*
Clay T. Whitehead--Director                  --     $ 77,000(38/66)*

----------

 * Indicates number of funds/portfolios in the Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Fund).

(2) Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1999, including amounts deferred at the election of Directors under the funds' Deferred Compensation Plans. Including accrued interest, total deferred compensation amounted to $156,478 for Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund rate.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  As of October 6, 2000, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

  As of October 6, 2000, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of shares of the Fund were:

   NAME                                  ADDRESS           CLASS   NO. SHARES/%
   ----                          -----------------------   -----   ------------
   Prudential Trust Company      30 Scranton Office Park      Z     4,950/13.5
    FBO PRU-DC Clients           Scranton, PA 18507
    Attn: John Sturdy

   Shelah Bennett                8 Karnell St                 Z      2,810/7.6
                                 Spring Valley, NY 10977

   Prudential Securities C/F     4392 Meeker                  Z      2,403/6.5
    Julia A. Lewis IRA DTD       Morral, OH 43337

   Prudential Bank & Trust C/F   25601 32nd PL S              Z      3,494/9.5
    Merlin J. Brockmeyer         Kent, WA 98032
    IRA DTD

  As of October 6, 2000, Prudential Securities was the record holder for other beneficial owners of the following:

            CLASS    NO. SHARES/%
            -----   --------------
            A           977,752/46
            B       1,254,011/53.2
            C          42,234/52.6
            Z          31,123/84.7

  In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                    INVESTMENT ADVISORY AND OTHER SERVICES

(A) INVESTMENT ADVISERS

  The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed--Manager" in the Prospectus. As of August 31, 2000, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $76.4 billion. According to the Investment Company Institute, as of September 30, 1999, the Prudential Mutual Funds were the 20th largest family of mutual funds in the United States.

  Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street, the Fund's custodian (the Custodian), and PMFS. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate equal to 1% of the average daily net assets of the Fund. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund.

  In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's Investment Adviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

    (c) the fees, costs and expenses payable to the Subadviser pursuant to a subadvisory agreement between PIFM and the Subadviser (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated with PIFM or the Fund's Investment Adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

  The Management Agreement also provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either PIFM or the Company (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act) upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

  For the fiscal years ended May 31, 2000, 1999, and 1998, PIFM received net management and administrative fees of $843,758, $921,415 and $1,545,460, respectively.

  PIFM has entered into the Subadvisory Agreement with The Prudential Investment Corporation, doing business as Prudential Investments (PI, the Investment Adviser or the Subadviser). The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. Effective November 1, 2000, PI is compensated by PIFM for PI's services in the amount of .500% of the Fund's daily net assets. In addition, PIFM reimburses the Subadviser's costs and expenses pursuant to the subadvisory agreement between PIFM and the Subadvisor.

  The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act on May 23, 2000, and by the initial shareholder of the Fund on September 8, 1988.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

  Effective October 2000, Jennison Associates LLC (Jennison), a direct, wholly-owned subsidiary of PIC, became the Fund's investment adviser. PIFM has entered into an interim Subadvisory Agreement with Jennison whereby Jennison will provide the Fund investment advisory services until a new Subadvisory Agreement is approved by the Fund's shareholders. It is anticipated that a meeting of shareholders will be held during January 2001 for the purpose of approving a new Subadvisory Agreement with Jennison. The terms and conditions of both the interim Subadvisory Agreement and the proposed new Subadvisory Agreement are otherwise identical to the existing Subadvisory Agreement with PIC.

(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

  Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. PIFM and PI, which are affiliated persons of the Fund, are affiliates of PIMS.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act and a distribution agreement (the "Distribution Agreement"), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis dealers in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  CLASS A PLAN. Prior to May 3, 2000, under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending May 31, 2001 and voluntarily limited its distribution-related fees for the fiscal year ended May 31, 2000, to .25 of 1% of the average daily net assets of the Class A shares.

  Effective May 3, 2000, the Distributor has waived the distribution-related fee under the Class A Plan. The Fund continues to pay the service fee under the Class A Plan.

  For the fiscal year ended May 31, 2000, the Distributor received payments of approximately $89,300 under the Class A Plan and spent approximately $85,400 in distributing the Fund's shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended May 31, 2000, the Distributor and Prudential Securities also collectively received approximately $26,700 in initial sales charges in connection with the sale of Class A shares, all of which was paid to brokers or dealers selling the Fund's Class A shares.

  CLASS B AND CLASS C PLANS. Prior to May 3, 2000, under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that
(1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.

  Effective May 3, 2000, the Distributor has waived the distribution-related fee under the Class B and Class C Plans. The Fund continues to pay the service fee under the Class B and Class C Plans.

  Class B Plan. For the fiscal year ended May 31, 2000, the Distributor received approximately $443,800 from the Fund under the Class B Plan and spent approximately $246,600 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 1.7% ($4,100) was spent on printing and mailing of prospectuses to persons other than current shareholders; 29.2% ($72,000) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses incurred for distribution of Class B shares; and 69.1% ($170,500) was spent on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (52.3% or $128,800) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (16.8% or $41,700). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal years ended May 31, 2000, 1999 and 1998, the Distributor received approximately $78,400, $116,300 and $256,200 respectively, in contingent deferred sales charges attributable to Class B shares, all of which was retained by the Distributor.

  Class C Plan. For the fiscal year ended May 31, 2000, the Distributor received approximately $8,700 under the Class C Plan and spent approximately $9,600 in distributing Class C shares. Of the latter amount, approximately 1.0% ($100) was spent on printing and mailing of prospectuses to persons other than current shareholders; approximately 4.2% ($400) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses incurred for distribution of Class C shares; and 94.8% ($9,100) was spent on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (85.4% or $8,200) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (9.4% or $900).

  For the fiscal year ended May 31, 2000, the Distributor received approximately $1,500 in initial sales charges in connection with the sale of Class C shares, all of which was retained by the Distributor. The Distributor (and Prudential Securities as its predecessor) also receive the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended May 31, 2000, the Distributor and Prudential Securities collectively received approximately $100 in contingent deferred sales charges attributable to Class C shares, all of which was paid over to brokers or dealers selling the Fund's Class C shares.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under the Class A Plan, Class B Plan or Class C Plan if such Plan is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A, Class B and Class C shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors will be committed to the Rule 12b-1 Directors.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1993, as amended.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  FEE WAIVERS/SUBSIDIES. PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return.

  NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of all classes would be suspended.

(C) OTHER SERVICE PROVIDERS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any foreign assets of the Fund held outside the United States.

  Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08853, serves as the Transfer Agent of the Fund. PMFS is an affiliate of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established shareholder account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

  PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

(D) CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (collectively, the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Securities and Exchange Commission.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

  Subject to policies established by the Fund's Board of Directors and the oversight and review of the Manager, the Subadviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of its brokerage business. In executing such transactions, the Subadviser will seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make markets in such securities except in those circumstances where better prices and execution are available elsewhere. Commission rates are established pursuant to negotiation with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Subadviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The allocation of orders among brokers and the commission rates paid are reviewed quarterly by the Board of Directors of the Fund.

  The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Fund or provide supplemental research, market and statistical information and other research services and products to the Subadviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect to investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Subadviser under the Subadvisory Agreement and the expenses of the Subadviser are not necessarily reduced as a result of the receipt of such supplemental information, services and products. Such information, services and products may be useful to the Subadviser in providing services to clients other than the Fund, and not all such information, services and products are used by the Subadviser in connection with the Fund. Similarly, such information, services and products provided to the Subadviser by brokers and dealers through whom other clients of the Subadviser effect securities transactions may be useful to the Subadviser in providing services to the Fund. The Subadviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure information, services and products described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. During the fiscal year ended May 31, 1999, substantially all of the Fund's brokerage commissions were paid to firms which provided research services to the Fund's Subadviser.

  Although investment decisions for the Fund are made independently from those of the other accounts managed by the Subadviser, investments of the kind made by the Fund may often also be made by such other accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts managed by the Subadviser, available investments are allocated in the discretion of the Subadviser by such means that, in its judgment, result in fair treatment. The Subadviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

  In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus, it will not deal in over-the-counter securities with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.

  Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitation.

  Subject to the above considerations, Prudential Securities may act as a securities broker or dealer for the Fund. In order for Prudential Securities to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or dealers in connection with comparable transactions involving similar securities sold on an exchange during a comparable period of time. This standard would allow Prudential Securities to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or dealer in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" persons (as defined in the Investment Company Act), has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities are consistent with the foregoing standard. Brokerage transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

  The table below shows certain information regarding the payment of commissions by the Fund, including the commissions paid to Prudential Securities, for the three fiscal years ended May 31, 2000.

                                                 FISCAL YEAR ENDED MAY 31,
                                                ------------------------------
                                                  2000      1999       1998
                                                --------  --------  ----------
Total brokerage commissions paid by the Fund... $574,088  $624,941  $1,035,069
Total brokerage commissions paid to Prudential
 Securities.................................... $      0  $      0  $        0
Percentage of total brokerage commissions paid
 to Prudential Securities......................        0%        0%          0%
Percentage of total dollar amounts of
 transactions involving commissions that were
 effected through Prudential Securities........        0%        0%          0%

  The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company
Act) and their parents during their most recent fiscal year. As of May 31, 2000, the Fund held securities of ABN Amro Inc., Bear Stearns & Co., Inc., Credit Suisse First Boston Corp., Salomon Smith Barney, Inc. and Warburg Dillon Reed LLC in the aggregate amounts of $99,000, $117,000, $81,000, $198,000, and $180,000, respectively.

                        CAPITAL STOCK AND ORGANIZATION

  THE FUND IS AUTHORIZED TO ISSUE 125 MILLION SHARES OF CLASS A COMMON STOCK, 125 MILLION SHARES OF CLASS B COMMON STOCK, 125 MILLION SHARES OF CLASS C COMMON STOCK AND 125 MILLION SHARES OF CLASS Z COMMON STOCK OF THE FUND, $.01 PAR VALUE PER SHARE. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees) which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution and/or service fee arrangements and has separate voting rights on any other matter submitted to shareholders in which the interests of one class differ from the interests of another class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature, and (v) Class Z shares are offered exclusively for sales to a limited group of investors. In accordance with the Fund's Charter, the Board of Directors may authorize the creation of additional series of common stock, and classes within series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares of the Fund are also redeemable at the option of the Fund under certain circumstances. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares" in the Prospectus. Each share of each class of Common Stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares with the exception of Class Z shares, which are not subject to any distribution or service fees. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS OF THE FUND UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


SALE OF SHARES

  You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your dealer. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described in "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your dealer must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 p.m., New York time) in order to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities Financial Advisor.

  In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your dealer in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor or to your dealer.

  Payment for shares presented for redemption will be made by check within seven days after receipt of the written request, and certificate, if applicable, by the Transfer Agent, the Distributor or your dealer, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (i) when the New York Stock Exchange is closed for other than customary weekends and holidays, (ii) when trading on such exchange is restricted, (iii) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iv) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist.

  Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

  SIGNATURE GUARANTEE. If the proceeds of the redemption (i) exceed $100,000,
(ii) are to be paid to a person other than the shareholder, (iii) are to be sent to an address other than the address on the Transfer Agent's records, or
(iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

  REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Sale of Shares" above. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Fund may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other qualified or tax-deferred retirement plan or account, whose account has a net asset value of less than the applicable investment minimum due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

CONTINGENT DEFERRED SALES CHARGE

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period (or five years in the cost of shares purchased prior to January 22, 1990). Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased prior to November 2, 1998), will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years (or five years in the cost of shares purchased prior to January 22, 1990), in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
     YEAR SINCE PURCHASE                               OF DOLLARS INVESTED OR
         PAYMENT MADE                                    REDEMPTION PROCEEDS
     -------------------                              -------------------------
        First........................................            5.0%
        Second.......................................            4.0%
        Third........................................            3.0%
        Fourth.......................................            2.0%
        Fifth........................................            1.0%
        Sixth........................................            1.0%
        Seventh......................................             None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990) and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

  Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds. The Guaranteed Investment Account, the Guaranteed Insulated Separate Account, or units of The Stable Value Fund.

  Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

  In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

  You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

  In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                        REQUIRED DOCUMENTATION

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be         A copy of the Social Security
considered disabled if he or she is       Administration award letter or a
unable to engage in any substantial       letter from a physician on the
gainful activity by reason of any         physician's letterhead stating that
medically determinable physical or        the shareholder (or, in the case of
mental impairment which can be            a trust, the grantor) is permanently
expected to result in death or to be      disabled. The letter must also
of long-continued and indefinite          indicate the date of disability.
duration.

Distribution from an IRA or 403(b)        A copy of the distribution form from
Custodial Account                         the custodial firm indicating (i)
                                          the date of birth of the shareholder
                                          and (ii) that the shareholder is
                                          over age 59 1/2 and is taking a
                                          normal distribution--signed by the
                                          shareholder.

Distribution from Retirement Plan         A letter signed by the plan
                                          administrator/trustee indicating the
                                          reason for the distribution.

Excess Contributions                      A letter from the shareholder (for
                                          an IRA) or the plan
                                          administrator/trustee on company
                                          letterhead indicating the amount of
                                          the excess and whether or not taxes
                                          have been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

  The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994, if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLARS INVESTED
                                                 OR REDEMPTION PROCEEDS
                                         --------------------------------------
      YEAR SINCE PURCHASE
         PAYMENT MADE                    $500,001 TO $1 MILLION OVER $1 MILLION
      -------------------                ---------------------- ---------------
         First..........................          3.0%               2.0%
         Second.........................          2.0%               1.0%
         Third..........................          1.0%                 0%
         Fourth and thereafter..........            0%                 0%

  You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

  Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 or 47.62%, multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans:

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends and/or other distributions in cash may subsequently reinvest any such distribution at NAV within 30 days after the payment date. Such reinvestment will be made at the NAV next determined after receipt of the distribution check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the exchange privilege may be applicable to new mutual funds (including new series of the Fund), the shares of which may be distributed by the Distributor.

  In order to exchange shares by telephone, you must elect the telephone exchange privilege on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

  If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

  If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

  In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain Prudential mutual funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

  The following money market funds participate in the Class A Exchange
Privilege: Prudential California Municipal Fund (California Money Market Series); Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series) (Class A shares); Prudential Municipal Series Fund (Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series); Prudential MoneyMart Assets, Inc. (Class A shares); and Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares at NAV on a quarterly basis will be automatically exchanged for Class A shares unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

  Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such a plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) systematic withdrawals may not be for less than $100, and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested. See "Automatic Reinvestment of Dividends and/or Distributions" above.

  The Transfer Agent, the Distributor or the applicable dealer acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

  Various tax deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING/1/

             CONTRIBUTIONS                   PERSONAL
              MADE OVER:                     SAVINGS                                    IRA
             -------------                   --------                                   ---
               10 years                      $ 26,165                                 $ 31,291
               15 years                        44,675                                   58,649
               20 years                        68,109                                   98,846
               25 years                        97,780                                  157,909
               30 years                       135,346                                  244,692

----------
/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meets the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares will be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Investment Adviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

  Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Investment Adviser including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

  The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund will not be liable for federal income tax on its net investment income and capital gains, if any, that it distributes to shareholders, provided that at least 90% of the Fund's net investment income (including net short-term capital gains) other than long-term capital gains earned in the taxable year is distributed. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. These requirements may limit the Fund's ability to invest in other types of assets. The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

  Under the Internal Revenue Code, any distributions designated as being made from the Fund's net capital gains will be taxable to its shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by the Fund as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal income tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 20% for individual shareholders and 35% for corporate shareholders. Dividends and other distributions are taxable as described whether received in cash or reinvested in additional shares of the Fund.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and its disposition dates are also treated as ordinary income or loss.

  Gains or losses on sales of securities by the Fund will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a purchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, straddle, constructive sale and short sale provisions of the Internal Revenue Code which may, among other things, require the Fund to defer losses or cause gain to be treated as ordinary income rather than as capital gain. In addition, debt securities acquired by the Fund may be subject to original issue discount rules which may, among other things, cause the Fund to accrue income in advance of the receipt of cash with respect to interest, and market discount rules which may, among other things, cause gains to be treated as ordinary income.

  Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Fund may invest. These investments generally will constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year, i.e., treated as having been sold at market value. Sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

  Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes, which may result in the deferral of losses in positions held by the Fund to the extent of any unrecognized gain on offsetting positions held by the Fund, and the deductibility of interest or other charges incurred to purchase or carry such positions may be limited.

  A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. If the Fund elects to treat any PFIC in which it invests as a "qualified electing fund" then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing funds' annual ordinary earnings and net capital gain, even if they are not distributed to such Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. Because the election to treat a PFIC as a qualifying fund cannot be made without the provision of certain information by the PFIC, the Fund may not be able to make such an election. If the Fund does not or cannot elect to treat such a PFIC as a "qualified electing fund," the Fund can make a "mark-to-market" election with respect to certain "marketable stock", that is, treat the shares of the PFIC as sold on the last day of such Funds' taxable year, and thus avoid the special tax and interest charge. The gains the Fund recognizes from the mark-to-market election would be included as ordinary income in the net investment income the Fund must distribute to shareholders, notwithstanding that the Fund would receive no cash in respect of such gains. Any loss from the mark-to-market election may be recognized to the extent of previously reported mark-to-market gains.

  Dividends of net investment income will be taxable to a U.S. shareholder as ordinary income regardless of whether such shareholder receives such dividends in additional shares or in cash. Dividends received from the Fund will be eligible for the dividends-received deduction to corporate shareholders only to the extent that the Fund's income is derived from certain dividends received from domestic corporations. Since the Fund is not likely to have a substantial portion of its assets invested in stock of domestic corporations, the amount of the Fund's dividends eligible for the corporate dividends-received deduction will be minimal. The amount of dividends qualifying for the dividends-received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of the Fund's taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash and regardless of how long the shareholder has held the Fund's shares, and will not be eligible for the dividends-received deduction for corporations.

  Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for future federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

  Distributions of net investment income to a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, foreign corporation or foreign partnership (foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder and the shareholder complies with certain filing requirements. Gains realized upon the sale or redemption of shares of the Fund by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for more than 182 days during the taxable year and certain other conditions are met. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of the shares of the Fund held by such a shareholder at his death will be includable in his gross estate for U.S. federal estate tax purposes. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known.

  If the Fund is liable for foreign taxes, the Fund expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Funds' total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Fund; (ii) treat their pro rata share of the foreign income taxes as paid by them; and (iii) either deduct their pro rata share of the foreign income taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes imposed on foreign source income. For this purpose, the portion of dividends paid by the Fund from its foreign source income will be treated as such. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

  The Fund may also be subject to state or local taxes in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                            PERFORMANCE INFORMATION

  AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

  Average annual total return is computed according to the following formula:

                            P(1+T) power of n = ERV

Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
       ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods.

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  Below are the average annual total returns for the Fund's share classes for the periods ended May 31, 2000.

                                            1     5     10     SINCE
                                          YEAR   YEAR  YEAR  INCEPTION
                                          -----  ----  ----  ---------
      Class A............................ 19.65% 8.55% 8.55%    8.41%  (1-22-90)
      Class B............................ 20.08  8.70  8.28     9.38   (1-29-88)
      Class C............................ 22.83  8.63   N/A     6.81    (8-1-94)
      Class Z............................ 26.21   N/A   N/A    10.38   (9-16-96)

  AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                T = -------
                                       P

Where:P= a hypothetical initial payment of $1000.
   T = aggregate total return.
   ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
        (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  Below are the aggregate total returns for the Fund's share classes for the periods ended May 31, 2000.

                                         1      5      10      SINCE
                                       YEAR   YEAR    YEAR   INCEPTION
                                       -----  -----  ------  ---------
      Class A......................... 25.95% 58.63% 138.92%  142.95%  (1-22-90)
      Class B......................... 25.08  52.79  121.25   201.77   (1-29-88)
      Class C......................... 25.08  52.79     N/A    48.36    (8-1-94)
      Class Z......................... 26.21    N/A     N/A    44.17   (9-16-96)

  ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

  From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indices. In addition, advertising materials may reference studies or analyses performed by the manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

  The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long-term with the rate of inflation./1/


          Performance Comparison of Different Types of Investments
                   Over The Long Term (12/31/25 - 12/31/99)

                                  [BAR CHART]

                        Common Stocks             11.4%

                        Long-Term Gov't. Bonds     5.1%

                        Inflation                  3.1%


/1/Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

        Prudential Global Genesis Fund, Inc.
                Portfolio of Investments as of May 31, 2000

Shares          Description                                     Value (Note 1)
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.0%
Common Stocks  92.4%
--------------------------------------------------------------------------------
Australia  0.4%
        27,100  Broken Hill Proprietary Co., Ltd.               $     276,269
--------------------------------------------------------------------------------
Austria  0.3%
        11,246  Adcon Telemetry AG                                    205,108
--------------------------------------------------------------------------------
Finland  0.5%
        30,198  JOT Automation Group Oyj                              177,373
        28,354  Metsa-Serla Oyj, Class B                              221,438
                                                                -------------
                                                                      398,811
--------------------------------------------------------------------------------
France  4.0%
         7,276  ActivCard S.A.(a)                                     136,425
         1,534  Aubay Technology S.A.(a)                              220,521
         6,248  Bouygues Offshore S.A.                                303,875
         1,947  Castorama Dubois                                      493,499
         2,851  Club Mediterranee S.A.                                359,983
         8,230  Credit Lyonnais S.A.                                  354,394
         5,487  ILOG S.A.(a)                                          177,054
         5,271  Ingenico S.A.                                         502,856
         6,827  Societe Generale D'Enterprises S.A.(a)                301,322
         7,420  Vallourec S.A.                                        270,657
        17,840  XRT-CERG                                              131,651
                                                                -------------
                                                                    3,252,237
--------------------------------------------------------------------------------
Germany  2.9%
         4,275  BKN International AG                                  240,704
           115  ce Consumer Electronic AG                              15,058
         3,922  Entrium Direct Bankers AG                             188,915
         2,452  Epcos AG(a)                                           300,085
           608  Intershop Communications AG(a)                        246,231
         4,906  Kamps AG                                              130,775
        15,496  NSE Software AG(a)                                    260,881
         1,361  Parsytec AG(a)                                        267,318

See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
       7,933   Suss Micro Technology AG                               $      288,628
       2,138   Telegate AG(a)                                                247,959
       3,737   Tomorrow Internet AG(a)                                       150,294
                                                                      --------------
                                                                           2,336,848
-------------------------------------------------------------------------------------
Hong Kong  0.8%
     763,000   Lung Kee Holdings Ltd.                                        140,997
     203,000   QPL International Holdings Ltd.(a)                            286,558
      89,500   Wing Hang Bank, Ltd.                                          177,449
                                                                      --------------
                                                                             605,004
-------------------------------------------------------------------------------------
India  0.2%
       1,180   Infosys Technologies, Ltd.                                    185,041
-------------------------------------------------------------------------------------
Ireland  0.1%
      15,420   Horizon Technology Group PLC(a)                               112,494
-------------------------------------------------------------------------------------
Israel  0.6%
       3,090   Card-Guard Scientific Survival Ltd.(a)                        134,076
      18,872   GEO Interact Media Group PLC(a)                               169,610
       6,000   Orckit Communications, Ltd(a)                                 150,094
                                                                      --------------
                                                                             453,780
-------------------------------------------------------------------------------------
Italy  1.1%
      41,460   Banca Popolare di Milano Scrl, SpA                            270,667
      21,167   Brembo, SpA(a)                                                225,691
      27,522   Bulgari, SpA                                                  344,934
                                                                      --------------
                                                                             841,292
-------------------------------------------------------------------------------------
Japan  11.7%
       2,300   Alpha Systems, Inc.                                           296,575
       4,100   Aucnet, Inc.                                                  193,455
       4,200   Avex, Inc.                                                    388,171
      35,000   Bank of Saga, Ltd.                                            119,397
         850   Bellsystem, Inc.                                              483,801
       1,600   C Two Network Co., Ltd.                                       282,401

                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
      25,000   C Uyemura & Co., Ltd.                                  $      452,144
      21,000   Daifuku Co., Ltd.                                             183,379
      11,000   Daikin Industries Ltd.                                        218,725
      11,400   Daiseki Co., Ltd.                                             216,111
       1,000   Drake Beam Morin-Japan, Inc.                                  139,050
       3,840   Fancl Corp.                                                   352,408
       2,100   Fuji S Ware ABC                                               102,786
          10   Future System Consulting Corp.                                217,845
       5,000   Global Dining, Inc.                                           345,307
       3,700   GoldCrest Co., Ltd.                                           411,587
      25,000   Hokuetsu Paper Mills, Ltd.                                    194,438
      20,000   Ibiden Co., Ltd.                                              385,632
       4,200   Itoen Ltd.                                                    284,607
      18,600   Mimasu Semiconductor Industry Co., Ltd.                       317,256
          18   Ministop Co., Ltd.                                                395
       2,950   Misumi Corp.                                                  264,167
       3,000   Nichii Gakkan Co.                                             179,930
         900   Otsuka Kagu Ltd.                                              205,238
       4,500   Paramount Bed Co., Ltd.                                       328,714
       7,000   Plenus Co., Ltd.                                              320,556
      14,000   Pulstec Industrial Co., Ltd.                                  246,711
       5,000   Rock Field Co., Ltd.                                          245,655
       3,000   Ryohin Keikaku Co., Ltd.                                      436,338
       9,710   Sato Corp.                                                    265,534
      30,000   Sumitomo Bakelite Co., Ltd.                                   336,501
      10,000   Trancom Co., Ltd.                                              50,058
       4,000   Trend Micro, Inc.                                             545,075
      14,300   United Arrows Ltd.                                            498,429
                                                                      --------------
                                                                           9,508,376
-------------------------------------------------------------------------------------
Korea  0.3%
       2,800   LG Home Shopping, Inc.                                        237,486
-------------------------------------------------------------------------------------
Mexico  1.1%
      10,300   Cemex, S.A.(a)                                                218,231
      80,000   Grupo Mexico, S.A.(a)                                         272,684

 See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
       2,900   Tubos de Acero de Mexico, S.A. (ADR)                   $       39,150
      25,000   Tubos de Acero de Mexico, S.A.(a)                             331,387
                                                                      --------------
                                                                             861,452
-------------------------------------------------------------------------------------
Netherlands  0.5%
       3,798   ASM Lithography Holdings N.V.(a)                              140,173
      10,149   Fox Kids Europe N.V.(a)                                       135,266
       7,258   Ifco Systems N.V.                                             162,922
                                                                      --------------
                                                                             438,361
-------------------------------------------------------------------------------------
Norway  0.3%
      21,234   EDB Business Partners, ASA(a)                                 279,586
-------------------------------------------------------------------------------------
Portugal  0.2%
       3,246   PT Multimedia Servicos SGPS. S.A.(a)                          163,488
-------------------------------------------------------------------------------------
South Korea  0.5%
       1,500   Samsung Electronics Co.(a)                                    409,031
-------------------------------------------------------------------------------------
Spain  0.6%
      17,349   Centros Comerciales Continente, S.A.                          313,983
     129,463   Tubacex, S.A.                                                 213,113
                                                                      --------------
                                                                             527,096
-------------------------------------------------------------------------------------
Sweden  1.5%
      54,615   Boss Media AB(a)                                              469,180
      24,375   Effnet Group AB(a)                                            146,850
       2,240   Enea Data AB                                                  376,865
      17,149   Framtidsfabriken AB                                           251,595
                                                                      --------------
                                                                           1,244,490
-------------------------------------------------------------------------------------
Switzerland  3.6%
         531   Adecco, S.A.(a)                                               420,407
      14,690   Carrier1 Intl., S.A.(a)                                       231,368
         999   Clariant, S.A.(a)                                             371,122

                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
         694   Geberit International AG(a)                            $      223,578
       1,811   Gretag Imaging Group AG                                       344,460
         205   Mikron Holding AG(a)                                          154,627
         632   Saurer AG(a)                                                  360,628
         722   Swisslog Holding AG                                           336,882
         388   The Swatch Group AG(a)                                        476,236
                                                                      --------------
                                                                           2,919,308
-------------------------------------------------------------------------------------
Taiwan  0.3%
      91,200   United Microelectronics Corp., Ltd.                           276,767
-------------------------------------------------------------------------------------
United Kingdom  8.9%
     131,228   Aegis Group PLC                                               340,060
     253,098   Aggregate Industries PLC                                      259,050
      14,336   Amvescap PLC                                                  188,326
      38,180   Baltimore Technologies PLC(a)                                 263,073
      52,972   Berisford PLC                                                 261,845
      39,422   Billiton PLC                                                  134,044
      26,747   Bioglan Pharma PLC(a)                                         177,084
      21,948   Capita Group PLC                                              497,742
     114,406   Cattles PLC                                                   464,170
      43,438   Compass Group PLC                                             487,343
       8,714   Dialog Semiconductor PLC                                      423,810
       7,075   Energis PLC(a)                                                269,180
      65,401   Enterprise Oil PLC                                            467,289
      22,486   Geest PLC                                                     168,658
      11,901   Kewill Systems PLC(a)                                         154,734
     119,292   Mayflower Corp. PLC                                           314,043
      48,729   Mowlem (John) & Co. PLC                                        79,560
      37,175   Sage Group PLC (The)                                          361,114
     136,735   Scoot.Com PLC                                                 317,976
      60,372   Serco Group PLC                                               405,132
      26,008   Shire Pharma Group                                            385,678

 See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
     112,167   Skyepharma PLC(a)                                      $      157,514
     115,395   Synstar(a)                                                    202,580
      33,593   Thus PLC(a)                                                   155,234
      21,244   WPP Group PLC                                                 258,708
                                                                      --------------
                                                                           7,193,947
-------------------------------------------------------------------------------------
United States  52.0%
      30,700   Acer, Inc.(a)                                                 310,991
      22,200   Acxiom Corp.(a)                                               649,350
      48,100   Advanced Lighting Technologies, Inc.(a)                       502,044
       2,300   Airgate PCS, Inc.                                              69,431
      13,200   Allied Capital Corp.                                          225,225
      21,900   American Management Systems, Inc.(a)                          819,881
      46,700   AmeriSource Health Corp.(a)                                 1,138,312
      10,000   Anadigics, Inc.(a)                                            346,875
       9,000   Apollo Group, Inc.                                            261,563
      53,200   Applica, Inc.                                                 784,700
      17,400   Applied Power, Inc.                                           481,762
       4,440   Autonomy Corp. PLC(a)                                         481,740
      14,600   Banknorth Group, Inc.                                         203,488
       3,800   BJ Services Co.(a)                                            272,175
      10,500   Braun Consulting, Inc.                                        158,813
       7,100   Breezecom Ltd.(a)                                             175,281
      19,400   Bright Horizons Family Solutions, Inc.(a)                     328,588
      70,200   Brightpoint, Inc.(a)                                          820,462
       9,400   Carrier Access Corp.                                          347,947
      68,000   Cellstar Corp.(a)                                             191,250
      14,700   Centerpoint Properties Trust                                  539,306
       5,300   Cheap Tickets, Inc.(a)                                         66,581
      10,000   Checkfree Holdings Corp.(a)                                   418,125
      53,500   Cinar Corp.(a)(b)                                             374,500
      10,300   Claire's Stores, Inc.                                         208,575

                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
      29,600   Clearnet Communications, Inc.                          $      851,000
      21,300   Click2Learn.Com, Inc.                                         255,600
       9,000   Commscope, Inc.                                               347,625
      13,600   Concord Camera Corp.                                          230,350
      33,260   Consolidated Products, Inc.(a)                                330,521
       3,400   Cubist Pharmaceuticals, Inc.                                   97,325
      13,800   Eaton Vance Corp.                                             600,300
       4,500   Electro Scientific Industries, Inc.(a)                        212,625
      37,400   Electronics Boutique Holdings Corp.                           521,263
      10,300   Emmis Communications Corp.(a)                                 351,488
      31,600   Enhance Financial Services Group, Inc.                        434,500
       6,900   Everest Reinsurance Group, Ltd.                               234,600
      24,500   Forest Oil Corp.(a)                                           390,469
      12,400   Furniture Brands International, Inc.(a)                       197,625
       8,400   G & K Services, Inc., Class A                                 210,000
      16,800   Galileo Technology Ltd.(a)                                    290,850
      73,500   Gaylord Container Corp.(a)                                    294,000
       6,400   Gentex Corp.(a)                                               198,400
       2,300   Gilead Sciences, Inc.(a)                                      125,781
      17,900   Glenayre Technologies, Inc.                                   146,556
       4,900   Graco, Inc.                                                   157,106
       5,100   Great Plains Software, Inc.(a)                                211,650
       2,100   Grupo Televisa S.A. (ADR)(a)                                  116,944
       9,400   Hall, Kinion & Associates Inc.                                239,700
      10,000   Hyperion Solutions Corp.(a)                                   313,750
      26,400   ICG Communications, Inc.(a)                                   496,650
      17,950   Imagex.Com, Inc.                                              104,334
      42,300   Imax Corp.(a)                                                 920,025
       8,700   Integrated Silicon Solution Co., Inc.                         258,281
      20,300   International Home Foods, Inc.                                345,100
      15,600   Intersil Holding Corp.(a)                                     610,350
      19,800   Jack in the Box, Inc.(a)                                      491,287
      16,400   Kilroy Realty Corp.(a)                                        375,150
      15,000   Lam Research Corp.(a)                                         481,875

 See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
      13,300   Liberty Property Trust                                 $      332,500
       3,600   Luminex Corp.                                                 110,700
      17,500   Mail-Well, Inc.(a)                                            164,063
      16,800   Marine Drilling Co., Inc.(a)                                  483,000
       6,900   Maverick Tube Corp.                                           242,794
      11,300   Media Metrix, Inc.(a)                                         314,988
      11,200   Metalink, Ltd.(a)                                             280,000
      24,800   Milacron, Inc.                                                392,150
      51,100   Modis Professional Services, Inc.                             523,775
      12,600   NCO Group, Inc.                                               300,825
       6,018   NDS Group PLC(a)                                              400,197
      27,000   Network Associates, Inc.(a)                                   590,625
       4,200   Neurocrine Biosciences, Inc.                                   89,250
       7,400   Newfield Exploration Co.(a)                                   309,875
      24,800   Northpoint Communications Group, Inc.(a)                      387,500
      25,500   Oak Technology, Inc.(a)                                       376,125
      19,500   Pacific Sunwear Of California                                 313,219
      16,900   Pairgain Technologies, Inc.(a)                                484,819
      11,800   Pentair, Inc.                                                 463,150
      18,800   Photonics, Inc.                                               451,200
      10,000   PRI Automation, Inc.(a)                                       513,906
       6,360   Priority Healthcare Corp.                                     324,360
      17,800   Quorum Health Group, Inc.                                     171,881
       8,659   Radian Group, Inc.                                            476,245
      21,000   Remec, Inc.                                                   712,687
      21,600   Renal Care Group, Inc.(a)                                     515,700
      34,100   Republic Services, Inc.                                       562,650
      17,500   Ross Stores, Inc.                                             369,688
      15,000   Rowan Companies, Inc.(a)                                      465,938
       5,400   Rural Celluar Corp.                                           363,150
       6,200   Safeguard Scientifics, Inc.                                   199,563
       3,100   SanDisk Corp.(a)                                              180,188
      19,900   Santa Fe Snyder Corp.(a)                                      251,238
      10,000   Sawtek Inc.                                                   643,125
       3,322   SCM Microsystems, Inc.                                        234,583


                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
      28,600   Sinclair Broadcast Group, Inc.(a)                      $      235,950
       4,500   Skywest, Inc.                                                 171,563
      21,300   Speedway Motorsports Inc.                                     437,981
      26,300   Steiner Leisure Ltd.                                          557,231
       7,000   Swift Energy Co.                                              179,813
      24,000   Tech Data Corp.(a)                                            901,500
       8,700   Tektronix, Inc.                                               465,450
       3,200   Telefonos de Mexico S.A. (ADR)(a)                             155,800
      16,900   Teletech Holdings, Inc.                                       553,475
      21,600   Tower Automotive, Inc.(a)                                     299,700
       7,700   Tut Systems, Inc.(a)                                          398,475
      34,700   United Natural Foods, Inc.                                    524,837
       4,294   Uproar Ltd.                                                    28,113
      14,500   US Interactive, Inc.(a)                                       159,500
      12,700   US Unwired, Inc.                                              138,906
       9,800   Varian Semiconductor Equipment, Inc.                          467,338
       9,200   Veeco Instruments, Inc.(a)                                    414,000
      10,500   Western Wireless Corp.(a)                                     502,031
      23,800   Whole Foods Market, Inc.(a)                                   827,050
                                                                      --------------
                                                                          42,034,415
                                                                      --------------
               Total common stocks (cost US$69,292,921)                   74,760,687
-------------------------------------------------------------------------------------
PREFERRED STOCKS(a)  0.5%
Brazil
      15,700   Companhia Vale do Rio Doce (cost US$344,875)                  406,718
                                                                      --------------
WARRANTS(a)
-------------------------------------------------------------------------------------
Canada
               Sedna Geotech, Inc.
       6,600   Expiring 3/23/01 @ CAD 0                                            0
-------------------------------------------------------------------------------------
Indonesia
               Bank Pan Indonesia
     123,900   Expiring 7/8/02 @ IDR 500                                       1,221
                                                                      --------------
               Total warrants (cost US$0)                                      1,221
                                                                      --------------

 See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
RIGHTS(a)
-------------------------------------------------------------------------------------
Portugal
       3,246   PT Multimedia Servicos, SGPS, S.A.
                Expiring 6/9/00 @ EUR 0.58 (cost US$0)                $        1,761
                                                                      --------------
CORPORATE BOND  0.1%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
United States
$        409   Family Golf Centers, Inc.
                Subordinated Notes 5.75%, 10/15/04
                (cost US$121,363)                                             44,990
                                                                      --------------
               Total long-term investments (cost US$69,759,159)           75,215,377
                                                                      --------------
SHORT-TERM INVESTMENT  1.0%
-------------------------------------------------------------------------------------
Repurchase Agreement
$        795   Joint Repurchase Agreement Account,
                6.31%, 6/01/00 (cost US$795,000; Note 5)                     795,000
                                                                      --------------
               Total Investments  94.0%
                (cost US$70,554,159; Note 4)                              76,010,377
               Other assets in excess of liabilities  6.0%                 4,880,049
                                                                      --------------
               Net Assets  100%                                       $   80,890,426
                                                                      ==============

------------------------------
(a) Non-income producing security.
(b) Fair valued security.
ADR-American Depository Receipt.

                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

The industry classification of portfolio holdings and other net assets in excess of liabilities shown as a percentage of net assets as of May 31, 2000 was as follows:

Computer Software & Services..........................................    12.4%
Telecommunications....................................................     8.2
Electronic Components.................................................     7.5
Food & Beverage.......................................................     4.5
Commercial Services...................................................     4.5
Semiconductors........................................................     4.5
Banks & Financial Services............................................     4.4
Retail................................................................     4.1
Oil & Gas Services....................................................     3.3
Machinery.............................................................     3.0
Distribution/Wholesalers..............................................     2.5
Medical Products & Services...........................................     2.4
Real Estate...........................................................     2.0
Building & Construction...............................................     1.9
Data Processing/Management............................................     1.8
Consumer Goods & Cyclicals............................................     1.8
Steel & Metals........................................................     1.7
Media.................................................................     1.7
Drugs & Medical Supplies..............................................     1.6
Restaurants...........................................................     1.4
Diversified Industries................................................     1.4
Auto Related..........................................................     1.3
Home Furnishings......................................................     1.2
Industrial Components.................................................     1.1
Human Resources.......................................................     1.1
Manufacturing.........................................................     1.1
Chemicals.............................................................     1.0
Leisure Sector........................................................     1.0
Aerospace/Defense.....................................................     0.9
Waste Management......................................................     0.7
Schools...............................................................     0.7
Oil & Gas-Production/Pipeline.........................................     0.7
Technology............................................................     0.6
Medical Technology....................................................     0.6
Health Services.......................................................     0.6
Paper & Forest Products...............................................     0.5

  See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Portfolio of Investments as of May 31, 2000 Cont'd.

Radio & Television....................................................     0.4%
Pharmaceuticals.......................................................     0.4
Merchandising.........................................................     0.4
Containers & Packaging................................................     0.4
Publishing & Printing.................................................     0.4
Insurance-Property & Casualty.........................................     0.3
Photography...........................................................     0.3
Mineral Resources.....................................................     0.3
Exploration & Production..............................................     0.3
Agriculture & Plantation..............................................     0.3
Advertising...........................................................     0.3
Airlines..............................................................     0.2
Gas Utilities.........................................................     0.2
Repurchase Agreement..................................................     0.1
                                                                        ------
                                                                          94.0
Other assets in excess of liabilities.................................     6.0
                                                                        ------
                                                                         100.0%
                                                                        ======

                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Statement of Assets and Liabilities

                                                                   May 31, 2000
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $70,554,159)                            $76,010,377
Foreign currency, at value (cost $1,688,213)                          1,639,799
Cash                                                                        827
Receivable for investments sold                                       4,115,612
Dividends and interest receivable                                       176,004
Receivable for Fund shares sold                                          29,091
Deferred expenses and other assets                                        2,824
                                                                    -----------
      Total assets                                                   81,974,534
                                                                    -----------
LIABILITIES
Payable for investments purchased                                       567,133
Accrued expenses and other liabilities                                  282,335
Payable for Fund shares purchased                                       132,117
Management fee payable                                                   71,837
Distribution fee payable                                                 19,860
Withholding taxes payable                                                10,826
                                                                    -----------
      Total liabilities                                               1,084,108
                                                                    -----------
NET ASSETS                                                          $80,890,426
                                                                    ===========
Net assets were comprised of:
   Common stock, at par                                             $    49,940
   Paid-in capital in excess of par                                  73,319,093
                                                                    -----------
                                                                     73,369,033
   Accumulated net investment loss                                      (10,826)
   Accumulated net realized gain on investments                       2,155,551
   Net unrealized appreciation on investments and foreign
      currency transactions                                           5,376,668
                                                                   ------------
Net assets, May 31, 2000                                            $80,890,426
                                                                    ===========

 See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                    May 31, 2000
--------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($34,888,573 / 2,024,652 shares of common stock issued and
      outstanding)                                                        $17.23
   Maximum sales charge (5% of offering price)                               .91
                                                                          ------
   Maximum offering price to public                                       $18.14
                                                                          ======
Class B:
   Net asset value, offering price and redemption price per share
      ($44,323,451 / 2,866,120 shares of common stock issued and
      outstanding)                                                        $15.46
                                                                          ======
Class C:
   Net asset value and redemption price per share
      ($986,692 / 63,805 shares of common stock issued and
      outstanding)                                                        $15.46
   Sales charge (1% of offering price)                                       .16
                                                                          ------
   Offering price to public                                               $15.62
                                                                          ======
Class Z:
   Net asset value, offering price and redemption price per share
      ($691,710 / 39,446 shares of common stock issued and
      outstanding)                                                        $17.54
                                                                          ======

                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                    May 31, 2000
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $80,495)          $   666,079
   Interest                                                             168,790
                                                                    -----------
      Total income                                                      834,869
                                                                    -----------
Expenses
   Management fee                                                       843,758
   Distribution fee--Class A                                             89,346
   Distribution fee--Class B                                            443,841
   Distribution fee--Class C                                              8,723
   Transfer agent's fees and expenses                                   280,000
   Custodian's fees and expenses                                        278,000
   Reports to shareholders                                               60,000
   Registration fees                                                     45,000
   Audit fees                                                            32,000
   Directors' fees and expenses                                          20,000
   Legal fees and expenses                                               20,000
   Miscellaneous                                                          5,999
                                                                    -----------
      Total expenses                                                  2,126,667
                                                                    -----------
Net investment loss                                                  (1,291,798)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS Net realized gain (loss) on:
   Investment transactions                                           19,559,127
   Foreign currency transactions                                        (94,986)
   Financial futures contracts                                          153,601
                                                                    -----------
                                                                     19,617,742
                                                                    -----------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        1,242,287
   Foreign currencies                                                  (317,801)
                                                                    -----------
                                                                        924,486
Net gain on investments and foreign currencies                       20,542,228
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $19,250,430
                                                                    ===========

 See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Statement of Changes in Net Assets

                                                        Year Ended May 31,
                                               ------------------------------------
                                                    2000                1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                          $ (1,291,798)       $ (1,126,573)
   Net realized gain (loss) on investments
      and foreign currency transactions           19,617,742         (13,226,899)
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currencies                             924,486          (1,275,835)
                                                ------------        ------------
   Net increase (decrease) in net assets
      resulting from operations                   19,250,430         (15,629,307)
                                                ------------        ------------
   Distributions from net realized gain on
      investments (Note 1)
      Class A                                             --          (1,572,601)
      Class B                                             --          (2,669,626)
      Class C                                             --             (43,207)
      Class Z                                             --             (13,402)
                                                ------------        ------------
                                                          --          (4,298,836)
                                                ------------        ------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                  76,263,455          36,835,124
   Net asset value of shares issued in
      reinvestment of distributions                       --           4,115,350
   Cost of shares reacquired                     (91,145,311)        (77,430,853)
                                                ------------        ------------
   Net decrease in net assets from Fund
      share transactions                         (14,881,856)        (36,480,379)
                                                ------------        ------------
Total increase (decrease)                          4,368,574         (56,408,522)
NET ASSETS
Beginning of year                                 76,521,852         132,930,374
                                                ------------        ------------
End of year                                     $ 80,890,426        $ 76,521,852
                                                ============        ============

                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements

      Prudential Global Genesis Fund, Inc., (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic companies with market capitalizations of less than U.S. $1 billion, as measured at time of purchase.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation: Securities traded on an exchange and NASDAQ National Market System are valued at the last sale price on such exchange system or, if there was no sale on such day, at the mean between the last bid and asked prices, or at the bid price in the absence of an asked price. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or, if there was no sale on such day at the mean between the most recently quoted bid and asked prices. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year.

      Net realized gain (loss) on foreign currency transactions represent net foreign exchange gains (losses) from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation on foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.

      Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.

on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

      Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest, dividends and realized and unrealized capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. In addition, certain countries impose taxes on capital gains realized on the sale of portfolio securities, and as such, taxes have been accrued on the unrealized gains on such securities.

      Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales, accounting for passive foreign investment companies and foreign currency transactions.

      Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA), Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.

was to decrease accumulated net investment loss by $1,300,975, decrease accumulated net realized gain on investments by $1,287,011 and decrease paid-in capital in excess of par by $13,964 for differences in the treatment of certain transactions involving foreign securities, currencies, tax operating losses and withholding taxes for the year ended May 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to a plan of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Effective May 3, 2000 such expenses for the Fund were .25 of 1%, of the average daily net assets of the Class A, B and C shares. Prior to May 3, 2000, such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively.

      PIMS has advised the Fund that it received approximately $26,700 and $1,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended May 31, 2000. From these fees, PIMS paid such sales

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.

charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended May 31, 2000, it received approximately $78,400 and $100 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended May 31, 2000.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended May 31, 2000, the Fund incurred fees of approximately $223,400 for the services of PMFS. As of May 31, 2000, approximately $18,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended May 31, 2000 aggregated $145,480,395 and $166,002,427, respectively.

      The federal income tax basis of the Fund's investments at May 31, 2000 was $71,360,250 and accordingly, net unrealized appreciation for federal income tax purposes was $4,650,127 (gross unrealized appreciation--$12,743,623; gross unrealized depreciation--$8,093,496).

      For federal income tax purposes, the Fund had a capital loss carryforward of approximately $12,065,000, of which the entire amount was utilized as of May 31, 2000. The Fund elected to treat net currency losses of approximately $501,000

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.

incurred in the seven month period ended May 31, 2000 as having occurred in the following fiscal year.

Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At May 31, 2000, the Fund had an
 .09% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $795,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore were as follows:

      ABN AMRO Incorporated, 6.37%, in the principal amount of $110,000,000, repurchase price $110,019,464, due 6/1/00. The value of the collateral including accrued interest was $112,200,491.

      Bear, Stearns & Co. Inc., 6.37%, in the principal amount of $130,000,000, repurchase price $130,023,003, due 6/1/00. The value of the collateral including accrued interest was $133,856,194.

      Chase Securities Inc., 6.15%, in the principal amount of $114,985,000, repurchase price $115,004,643, due 6/1/00. The value of the collateral including accrued interest was $117,289,066.

      Credit Suisse First Boston Corp., 6.40%, in the principal amount of $90,000,000, repurchase price $90,016,000, due 6/1/00. The value of the collateral including accrued interest was $93,252,694.

      Salomon Smith Barney, Inc., 6.38%, in the principal amount of $220,000,000, repurchase price $220,038,989, due 6/1/00. The value of the collateral including accrued interest was $224,578,626.

      Warburg Dillon Reed LLC, 6.20%, in the principal amount of $200,000,000, repurchase price $200,034,444, due 6/1/00. The value of the collateral including accrued interest was $204,004,940.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.

years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized 500 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                         Shares        Amount
-------                                                       ----------   ------------
Year ended May 31, 2000:
Shares sold                                                    3,408,423   $ 57,571,896
Shares reacquired                                             (3,816,731)   (64,857,599)
                                                              ----------   ------------
Net decrease in shares outstanding before conversion            (408,308)    (7,285,703)
Shares issued upon conversion from Class B                       197,069      3,333,863
                                                              ----------   ------------
Net decrease in shares outstanding                              (211,239)  $ (3,951,840)
                                                              ==========   ============
Year ended May 31, 1999:
Shares sold                                                    1,307,033   $ 17,119,393
Shares issued in reinvestment of distributions                   125,209      1,518,783
Shares reacquired                                             (2,413,140)   (31,601,691)
                                                              ----------   ------------
Net decrease in shares outstanding before conversion            (980,898)   (12,963,515)
Shares issued upon conversion from Class B                       229,265      3,092,944
                                                              ----------   ------------
Net decrease in shares outstanding                              (751,633)  $ (9,870,571)
                                                              ==========   ============
Class B
-------
Year ended May 31, 2000:
Shares sold                                                    1,193,626   $ 17,448,044
Shares reacquired                                             (1,741,185)   (25,355,226)
                                                              ----------   ------------
Net decrease in shares outstanding before conversion            (547,559)    (7,907,182)
Shares reacquired upon conversion into Class A                  (218,729)    (3,333,863)
                                                              ----------   ------------
Net decrease in shares outstanding                              (766,288)  $(11,241,045)
                                                              ==========   ============
Year ended May 31, 1999:
Shares sold                                                    1,636,557   $ 19,242,095
Shares issued in reinvestment of distributions                   231,285      2,544,131
Shares reacquired                                             (3,767,958)   (44,643,135)
                                                              ----------   ------------
Net decrease in shares outstanding before conversion          (1,900,116)   (22,856,909)
Shares reacquired upon conversion into Class A                  (251,572)    (3,092,944)
                                                              ----------   ------------
Net decrease in shares outstanding                            (2,151,688)  $(25,949,853)
                                                              ==========   ============

       Prudential Global Genesis Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                         Shares        Amount
-------                                                       ----------   ------------
Year ended May 31, 2000:
Shares sold                                                       24,390   $    394,459
Shares reacquired                                                (24,274)      (388,480)
                                                              ----------   ------------
Net increase in shares outstanding                                   116   $      5,979
                                                              ==========   ============
Year ended May 31, 1999:
Shares sold                                                       19,424   $    223,833
Shares issued in reinvestment of distributions                     3,823         42,055
Shares reacquired                                                (44,892)      (538,422)
                                                              ----------   ------------
Net decrease in shares outstanding                               (21,645)  $   (272,534)
                                                              ==========   ============
Class Z
-------
Year ended May 31, 2000:
Shares sold                                                       49,449   $    849,056
Shares reacquired                                                (29,221)      (544,006)
                                                              ----------   ------------
Net increase in shares outstanding                                20,228   $    305,050
                                                              ==========   ============
Year ended May 31, 1999:
Shares sold                                                       19,195   $    249,803
Shares issued in reinvestment of distributions                       844         10,381
Shares reacquired                                                (48,824)      (647,605)
                                                              ----------   ------------
Net decrease in shares outstanding                               (28,785)  $   (387,421)
                                                              ==========   ============

Note 7. Proposed Reorganization

On May 2, 2000, the Directors' of the Fund approved an Agreement and Plan of Reorganization (the 'Plan'), which provides for the transfer of all of the assets of Prudential Global Genesis Fund, Inc. to Prudential World Fund, Inc. - Prudential Global Growth Fund in exchange for Class A, B, C and Z shares of the Global Growth Fund and the Global Growth Fund's assumption of the liabilities of the Global Genesis Fund.

      The Plan is subject to approval by the shareholders of the Global Genesis Fund at a shareholder meeting expected to be held as soon as practicable. If the Plan is approved, it is expected that the reorganization will take place shortly thereafter. The Global Genesis Fund and the Global Growth Fund will each bear their pro-rata share of the costs of the reorganization, including cost of proxy solicitation.

       Prudential Global Genesis Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                 ---------------
                                                                    Year Ended
                                                                 May 31, 2000(b)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 13.68
                                                                       -------
Income from investment operations
Net investment income (loss)                                              (.19)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          3.74
                                                                       -------
      Total from investment operations                                    3.55
                                                                       -------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gain on investments                         --
                                                                       -------
      Total distributions                                                   --
                                                                       -------
Net asset value, end of year                                           $ 17.23
                                                                       =======
TOTAL RETURN(c):                                                         25.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $34,889
Average net assets (000)                                               $35,738
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              2.13%
   Expenses, excluding distribution and service (12b-1) fees              1.88%
   Net investment income (loss)                                          (1.14)%
For Class A, B, C and Z shares:
Portfolio turnover rate                                                    184%

------------------------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                     Class A
--------------------------------------------------------------------------------
                               Year Ended May 31,
--------------------------------------------------------------------------------
    1999(b)                1998                 1997               1996(b)
--------------------------------------------------------------------------------

    $  15.82             $  21.30             $  21.74             $  18.44
    --------             --------             --------             --------

        (.10)                (.20)                (.14)                 .05(a)

       (1.44)                1.37                 1.45                 3.34
    --------             --------             --------             --------
       (1.54)                1.17                 1.31                 3.39
    --------             --------             --------             --------

          --                   --                   --                 (.09)
        (.60)               (6.65)               (1.75)                  --
    --------             --------             --------             --------
        (.60)               (6.65)               (1.75)                (.09)
    --------             --------             --------             --------
    $  13.68             $  15.82             $  21.30             $  21.74
    --------             --------             --------             --------
    --------             --------             --------             --------
       (9.25)%               9.81%                6.74%               18.41%

    $ 30,578             $ 47,259             $ 57,032             $ 47,617
    $ 35,179             $ 50,309             $ 47,563             $ 45,070

        2.03%                1.88%                1.91%                1.79%(a)
        1.78%                1.63%                1.66%                1.54%(a)
        (.77)%               (.71)%               (.49)%                .26%(a)

         156%                 198%                  60%                  44%

                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class B
                                                                 ---------------
                                                                    Year Ended
                                                                 May 31, 2000(b)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 12.36
                                                                       -------
Income from investment operations
Net investment (loss)                                                     (.27)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          3.37
                                                                       -------
      Total from investment operations                                    3.10
                                                                       -------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gain on investments                         --
                                                                       -------
      Total distributions                                                   --
                                                                       -------
Net asset value, end of year                                           $ 15.46
                                                                       =======
TOTAL RETURN(c):                                                         25.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $44,323
Average net assets (000)                                               $47,120
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              2.82%
   Expenses, excluding distribution and service (12b-1) fees              1.88%
   Net investment (loss)                                                 (1.83)%

------------------------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                     Class B
--------------------------------------------------------------------------------
                               Year Ended May 31,
--------------------------------------------------------------------------------
    1999(b)                1998                 1997               1996(b)
--------------------------------------------------------------------------------

    $  14.47             $  20.18             $  20.87             $  17.84
    --------             --------             --------             --------

        (.18)                (.26)                (.33)                (.09)(a)

       (1.33)                1.20                 1.39                 3.21
    --------             --------             --------             --------
       (1.51)                 .94                 1.06                 3.12
    --------             --------             --------             --------

          --                   --                   --                 (.09)
        (.60)               (6.65)               (1.75)                  --
    --------             --------             --------             --------
        (.60)               (6.65)               (1.75)                (.09)
    --------             --------             --------             --------
    $  12.36             $  14.47             $  20.18             $  20.87
    ========             ========             ========             ========
      (9.92)%                9.04%                5.83%               17.51%

    $ 44,890             $ 83,669             $120,067             $155,292
    $ 55,679             $101,836             $133,073             $154,566

        2.78%                2.63%                2.66%                2.54%(a)
        1.78%                1.63%                1.66%                1.54%(a)
       (1.51)%              (1.48)%              (1.26)%               (.48)%(a)

                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class C
                                                                 ---------------
                                                                    Year Ended
                                                                 May 31, 2000(b)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 12.36
                                                                       -------
Income from investment operations
Net investment income (loss)                                              (.27)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          3.37
                                                                       -------
      Total from investment operations                                    3.10
                                                                       -------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gain on investments                         --
                                                                       -------
      Total distributions                                                   --
                                                                       -------
Net asset value, end of year                                           $ 15.46
                                                                       -------
                                                                       -------
TOTAL RETURN(c):                                                         25.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $   987
Average net assets (000)                                               $   933
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              2.82%
   Expenses, excluding distribution and service (12b-1) fees              1.88%
   Net investment (loss)                                                 (1.82)%

------------------------------
(a) Net of expense subsidies and/or fee waivers.
(b) Calculated based upon average shares outstanding by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

 See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                     Class C
--------------------------------------------------------------------------------
                               Year Ended May 31,
--------------------------------------------------------------------------------
    1999(b)                1998                 1997               1996(b)
--------------------------------------------------------------------------------

     $14.47               $20.18               $20.87               $17.84
     ------               ------               ------               ------

       (.18)                (.26)                (.27)                (.08)(a)

      (1.33)                1.20                 1.33                 3.20
     ------               ------               ------               ------
      (1.51)                 .94                 1.06                 3.12
     ------               ------               ------               ------

         --                   --                   --                 (.09)
       (.60)               (6.65)               (1.75)                  --
     ------               ------               ------               ------
       (.60)               (6.65)               (1.75)                (.09)
     ------               ------               ------               ------
     $12.36               $14.47               $20.18               $20.87
     ======               ======               ======               ======
      (9.92)%               9.04%                5.83%               17.51%

     $  787               $1,234               $1,874               $2,275
     $  895               $1,739               $1,958               $1,809

       2.78%                2.63%                2.66%                2.54%(a)
       1.78%                1.63%                1.66%                1.54%(a)
      (1.53)%              (1.43)%              (1.24)%               (.44)%(a)

                                               See Notes to Financial Statements

       Prudential Global Genesis Fund, Inc.
             Financial Highlights Cont'd.

                                                             Class Z
                                       ----------------------------------------------------
                                                                              September 16,
                                                                                 1996(c)
                                               Year Ended May 31,                Through
                                       ----------------------------------        May 31,
                                        2000(a)       1999(a)      1998           1997
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                   $13.89       $ 16.01     $ 21.39        $ 20.46
                                         ------       -------     -------        -------
Income from investment operations
Net investment income (loss)               (.16)         (.06)       (.38)           .03
Net realized and unrealized gain
   (loss) on investment and
   foreign currency transactions           3.81         (1.46)       1.65           2.65
                                         ------       -------     -------        -------
      Total from investment
      operations                           3.65         (1.52)       1.27           2.68
                                         ------       -------     -------        -------
Less distributions
Distributions from net realized
   gain on investments                       --          (.60)      (6.65)         (1.75)
                                         ------       -------     -------        -------
      Total distributions                    --          (.60)      (6.65)         (1.75)
                                         ------       -------     -------        -------
Net asset value, end of period           $17.54       $ 13.89     $ 16.01        $ 21.39
                                         ======       =======     =======        =======
TOTAL RETURN(b):                          26.21%        (9.01)%     10.22%         13.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)          $  692       $   267     $   768        $   603
Average net assets (000)                 $  585       $   388     $   662        $   188
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                         1.88%         1.78%       1.63%          1.66%(d)
   Expenses, excluding
      distribution and service
      (12b-1) fees                         1.88%         1.78%       1.63%          1.66%(d)
   Net investment loss                     (.91)%        (.46)%      (.43)%         (.87)%(d)

------------------------------
(a) Calculated based upon average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Commencement of offering of Class Z shares.
(d) Annualized.

See Notes to Financial Statements

        Prudential Global Genesis Fund, Inc.
                Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential Global Genesis Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Global Genesis Fund, Inc. (the `Fund') at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as `financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As described in Note 7 to the financial statements, on May 2, 2000, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization, subject to shareholder approval, whereby the Fund would be merged into Prudential World Fund, Inc. - Prudential Global Growth Fund.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
July 20, 2000, except for Note 7, as to which the date is October 25, 2000

                                               See Notes to Financial Statements

                  APPENDIX I--DESCRIPTION OF SECURITY RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

  AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

  AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

  A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

  BB,B,CCC,CC,C: Bonds rated BB,B,CCC,CC, or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

  Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

  Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

  B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies the numerical modifiers 1, 2, and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF DUFF & PHELPS BOND RATINGS:

  AAA: Bonds rated AAA by Duff & Phelps are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+, AA, AA-: Bonds rated A+, AA, or AA- are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  A+, A, A-: Bonds rated A+, A, or A- have protection factors which are average but adequate; however, risk factors are more variable and greater in periods of economic stress.

  BBB+, BBB, BBB-: Bonds rated BBB+, BBB, or BBB- have below average protection factors but are still considered sufficient for prudent investment. These bonds demonstrate considerable variability in risk during economic cycles.

  BB+, BB, BB-: Bonds rated BB+, BB, or BB- are below investment grade but are still deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B+, B, B-: Bonds rated B+, B, or B- are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC: Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest, or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD: Bonds rated DD are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

  Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:
  The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issues rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DESCRIPTION OF DUFF & PHELPS COMMERCIAL PAPER RATING:

  Duff & Phelps commercial paper ratings are divided into three categories, ranging from "1" for the highest quality obligations to "3" for the lowest. No ratings are issued for companies whose paper is not deemed investment grade. Issues assigned the Duff 1 rating are considered top grade. This category is further divided into three gradations as follows: Duff 1 plus--highest certainty of timely payment, short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; Duff 1--very high certainty of timely payment, liquidity factors are excellent and supported by strong fundamental protection factors, risk factors are minor; Duff 1 minus--high certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small. Issues rated Duff 2 represent a good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good; risk factors are small. Duff 3 represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

  Standard Deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                                    PART C

                               OTHER INFORMATION

ITEM 23.

  EXHIBITS:

    (a) (i) Articles of Restatement, incorporated by reference to Exhibit No. 1 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1995 (File No. 33-15985).

        (ii) Articles Supplementary, incorporated by reference to Exhibit No.1(b) to Post-Effective Amendment No. 13 to the Registration Statement on: Form N-1A filed via EDGAR on July 30, 1996 (File No. 33-15985).

    (b) By-Laws of the Registrant, as Amended and Restated on November 18,
        1999.*

    (c) (i) Specimen certificate for shares of common stock, $.01 par value, of the Registrant, incorporated by reference to Exhibit No. 4 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 1997 (File No. 33-15985).

        (ii) Instruments defining rights of security holders.*

    (d) (i) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit No. 5(a) Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 1997 (File No. 33-15985).

        (ii) Subadvisory Agreement between Prudential Mutual Fund
        Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 1997 (File No. 33-15985).

        (iii) Sub-Investment Management Agreement between The Prudential Investment Corporation and PRICOA Asset Management Limited, incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15985).

        (iv) Amendment dated January 1, 2000 to Subadvisory Agreement between Prudential Investments Fund Management LLC and the Prudential Investment Corporation.*

    (e) (i) Restated Distribution Agreement, incorporated by reference to Exhibit No. 6 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1996 (File No. 33-15985).

        (ii) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC, incorporated by reference to Exhibit No. 6(b) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15985).

        (iii) Form of Dealer Agreement, incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15985).

    (f) Not Applicable.

    (g) (i) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 1997 (File No. 33-15985).

        (ii) Amendment dated February 22, 1999 to Custodian Contract.*

    (h) (i) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 1997 (File No. 33-15985).

        (ii) Amendment dated August 24, 1999 to Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services LLC.*

    (i) Opinion of counsel, incorporated by reference to Exhibit No. 10 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 1997 (File No. 33-15985).

    (j) Consent of Independent Accountants.*

    (k) Not Applicable.

    (l) Not Applicable.

    (m) (i) Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit No. 15(a) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1995 (File No. 33-15985).

        (ii) Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1995 (File No. 33-15985).

        (iii) Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1995 (File No. 33-15985).

        (iv) Amended Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit 15(d) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15985).

        (v) Amended Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit 15(e) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15985).

        (vi) Amended Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15985).

    (n) Not Applicable.

    (o) Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1996 (File No. 33-15985).

    (p) (i)  Code of Ethics of the Registrant.*

        (ii) Code of Ethics of Prudential Investment Corporation, Prudential Investments Fund Management LLC and Prudential Investment Management Services LLC.*
----------
  *Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 25. INDEMNIFICATION.

  As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of the Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(ii) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

  The Registrant has purchased an insurance policy insuring its officers and directors against liabilities and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence of reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

  Section 9 of the Management Agreement (Exhibit (d)(i) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(ii) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC and The Prudential Investment Corporation, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

  The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect and is consistently applied.

  ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  (a) Prudential Investments Fund Management LLC (PIFM)

  See "How the Fund Is Managed--Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to the Registration Statement.

  The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

  The business and other connections of PIFM's directors and principal executive officers within the last two fiscal years are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.

 NAME AND ADDRESS      POSITION WITH PIFM                   PRINCIPAL OCCUPATIONS
 ----------------      ------------------                   ---------------------

 Robert F. Gunia       Executive Vice President Executive Vice President and Chief
                       and Chief Administrative  Administrative Officer, PIFM; Vice
                       Officer                   President, Prudential; Prudential Investment
                                                 Management Services LLC (PIMS)

 William V. Healey     Executive Vice Presi-    Executive Vice President, Chief Legal Officer
                       dent, Chief Legal Offi-   and Secretary, PIFM; Vice President and
                       cer and Secretary         Associate General Counsel, Prudential;
                                                 Senior Vice President, Chief Legal Officer
                                                 and Secretary, PIMS

 David R. Odenath, Jr. Officer-in-Charge, Pres- Officer-in-Charge, President, Chief Executive
                       ident, Chief Executive    Officer and Chief Operating Officer, PIFM;
                       Officer and Chief Oper-   Senior Vice President, The Prudential
                       ating Officer             Insurance Company of America (Prudential)

 Stephen Pelletier     Executive Vice President Executive Vice President, PIFM

 Judy A. Rice          Executive Vice President Executive Vice President, PIFM

 Lynn M. Waldvogel     Executive Vice President Executive Vice President, PIFM

  (b) The Prudential Investment Corporation (PIC)

  See "How the Fund is Managed" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to the Registration Statement.

  The business and other connections of PIC's directors and executive officers within the last two fiscal years are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.

 NAME AND ADDRESS        POSITION WITH PIC                    PRINCIPAL OCCUPATIONS
 ----------------        -----------------                    ---------------------
 John P. Strangfeld, Jr. Chairman of the Board,   President of Prudential Global Asset
                         President and Chief Ex-   Management Group of Prudential; Senior Vice
                         ecutive Officer and Di-   President of Prudential; Chairman of the
                         rector                    Board, President, Chief Executive Officer
                                                   and Director, PIC

 Bernard Winograd        Senior Vice President    Chief Executive Officer, Prudential Real
                         and Director              Estate Investor; Senior Vice President and
                                                   Director, PIC

ITEM 27. PRINCIPAL UNDERWRITERS

  (a) Prudential Investment Management Services LLC (PIMS)

  Prudential Investment Management Services LLC is distributor for Prudential Government Securities Trust, The Target Portfolio Trust, Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential High Yield Fund, Inc., Prudential Index Series Fund, Prudential MoneyMart Assets, Inc., Prudential Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential International Bond Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., The Prudential Investment Portfolios, Inc., Prudential Mid-Cap Value Fund, Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential 20/20 Focus Fund, Prudential Value Fund, Prudential World Fund, Inc., Strategic Partners Series and Target Funds.

  (b) Information concerning the directors and officers of PIMS is set forth below.

                         POSITIONS AND                                            POSITIONS AND
                         OFFICES WITH                                             OFFICES WITH
NAME(1)                  UNDERWRITER                                              REGISTRANT
-------                  -------------                                            -------------
Margaret Deverell....... Vice President and Chief Financial Officer               None
Kevin Frawley........... Senior Vice President and Chief Compliance Officer       None
Robert F. Gunia......... President                                                Vice President and Director
William V. Healey....... Senior Vice President, Secretary and Chief Legal Officer Assistant Secretary
John R. Strangfeld,      Executive Vice President                                 President and Director
 Jr. ...................

----------
(/1/)The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

  (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171; The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102; the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08853. Documents required by Rules 31a-1(b) (4), (5), (6), (7), (9), (10) and (11)
and 31a-1(d) and (f) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and by Prudential Mutual Fund Services LLC.

ITEM 29. MANAGEMENT SERVICES

  Other than as set forth under the captions "How the Fund is Managed-- Manager" and "How the Fund is Managed-- Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

  Not applicable.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Newark and State of New Jersey, on the 27th day of October, 2000.

                        PRUDENTIAL GLOBAL GENESIS FUND, INC.

                        By: /s/ John R. Strangfeld, Jr.
                         ------------------------------------

                           JOHN R. STRANGFELD JR., PRESIDENT

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               SIGNATURE                TITLE                                DATE
               ---------                -----                                ----
 /s/ Edward D. Beach                    Director                       October 27, 2000
 --------------------------------------
   EDWARD D. BEACH

 /s/ Delayne D. Gold                    Director                       October 27, 2000
 --------------------------------------
   DELAYNE D. GOLD

 /s/ Robert F. Gunia                    Director                       October 27, 2000
 --------------------------------------
   ROBERT F. GUNIA

 /s/ Robert E. LaBlanc                  Director                       October 27, 2000
 --------------------------------------
   ROBERT E. LABLANC

 /s/ David R. Odenath, Jr.              Director                       October 27, 2000
 --------------------------------------
   DAVID R. ODENATH, JR.

 /s/ Robin B. Smith                     Director                       October 27, 2000
 --------------------------------------
   ROBIN B. SMITH

 /s/ Stephen Stoneburn                  Director                       October 27, 2000
 --------------------------------------
   STEPHEN STONEBURN

 /s/ John R. Strangfeld, Jr.            President and Director         October 27, 2000
 --------------------------------------
   JOHN R. STRANGFELD, JR.

 /s/ Nancy H. Teeters                   Director                       October 27, 2000
 --------------------------------------
   NANCY H. TEETERS

 /s/ Clay T. Whitehead                  Director                       October 27, 2000
 --------------------------------------
   CLAY T. WHITEHEAD

 /s/ Grace C. Torres                    Treasurer, Principal Financial October 27, 2000
 --------------------------------------  and Accounting Officer
   GRACE C. TORRES

                     PRUDENTIAL GLOBAL GENESIS FUND, INC.

                                 EXHIBIT INDEX

  EXHIBIT NUMBER                    DESCRIPTION

    (a) (i) Articles of Restatement, incorporated by reference to Exhibit No. 1 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1995 (File No. 33-15985).

        (ii) Articles Supplementary, incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 13 to the Registration Statement on: Form N-1A filed via EDGAR on July 30, 1996 (File No. 33-15985).

    (b) By-Laws of the Registrant, as Amended and Restated on November 18,
        1999.*

    (c) (i) Specimen certificate for shares of common stock, $.01 par value, of the Registrant, incorporated by reference to Exhibit No. 4 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 1997 (File No. 33-15985).

        (ii) Instruments defining rights of security holders.*

    (d) (i) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit No. 5(a) Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 1997 (File No. 33-15985).

        (ii) Subadvisory Agreement between Prudential Mutual Fund
        Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 1997 (File No. 33-15985).

        (iii) Sub-Investment Management Agreement between The Prudential Investment Corporation and PRICOA Asset Management Limited, incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15985).

        (iv) Amendment dated January 1, 2000 to Subadvisory Agreement between Prudential Investments Fund Management LLC and the Prudential Investment Corporation.*

    (e) (i) Restated Distribution Agreement, incorporated by reference to Exhibit No. 6 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1996 (File No. 33-15985).

        (ii) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC, incorporated by reference to Exhibit No. 6(b) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15985).

        (iii) Form of Dealer Agreement, incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15985).

    (f) Not Applicable.

    (g) (i) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 1997 (File No. 33-15985).

        (ii) Amendment dated February 22, 1999 to Custodian Contract.*

    (h) (i) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 1997 (File No. 33-15985).

        (ii) Amendment dated August 24, 1999 to Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services LLC.*

    (i) Opinion of counsel, incorporated by reference to Exhibit No. 10 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on July 28, 1997 (File No. 33-15985).

 EXHIBIT                         DESCRIPTION
  NUMBER



    (j) Consent of Independent Accountants.*

    (k) Not Applicable.

    (l) Not Applicable.

    (m) (i) Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit No. 15(a) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1995 (File No. 33-15985).

        (ii) Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1995 (File No. 33-15985).

        (iii) Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1995 (File No. 33-15985).

        (iv) Amended Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit 15(d) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15985).

        (v) Amended Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit 15(e) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15985).

        (vi) Amended Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 31, 1998 (File No. 33-15985).

    (n) Not Applicable.

    (o) Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1996 (File No. 33-15985).

    (p) (i)  Code of Ethics of the Registrant.*

        (ii) Code of Ethics of Prudential Investment Corporation, Prudential Investments Fund Management LLC and Prudential Investment Management Services LLC.*
----------

  *Filed herewith.